UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

Lumber Liquidators Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 22, 2019

To Our Stockholders:
The Annual Meeting of the Stockholders (the “Annual Meeting”) of Lumber Liquidators Holdings, Inc. will be held on Wednesday, May 22, 2019, at 10:00 a.m., at the Virginia Crossings Hotel, 1000 Virginia Center Parkway, Glen Allen, Virginia, for the following purposes:
1.
To elect two directors, Terri Funk Graham and Famous P. Rhodes, to hold office until the 2022 Annual Meeting of Stockholders, until their successors are elected and qualified (Proposal One);

2.
To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal Two);

3.
To approve a non-binding advisory resolution approving the compensation of our named executive officers (Proposal Three);

4.
To approve an amendment and restatement of the Amended and Restated Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan (Proposal Four); and

5.
To consider and act upon any other business which may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 25, 2019 are entitled to notice of, and to vote at, the Annual Meeting.
The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.
Whether or not you plan to attend the Annual Meeting, your vote is very important. Please vote. There are four ways that you can cast your vote — by Internet, by telephone, by mail or in person at the Annual Meeting. Voting by the Internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. By using the Internet or telephone, you help us reduce postage and proxy tabulation costs. Please do not return the enclosed paper ballot if you are voting over the Internet or by telephone.
Any stockholder who later finds that he or she can be present at the Annual Meeting, or for any reason desires to do so, may revoke his or her proxy at any time before it is voted.
By order of the Board of Directors,
/s/ M. Lee Reeves

M. Lee Reeves
Secretary
Toano, Virginia
April 10, 2019
Important Notice Regarding the Availability of Proxy Materials
for the STOCKhOLDER Meeting to be Held on MAY 22, 2019.
The proxy statement and the 2018 Annual Report to Stockholders on Form 10-K are available at www.investors.lumberliquidators.com/proxy.

i

PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Lumber Liquidators Holdings, Inc. (the “Company,” “us” or “we”) for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 22, 2019, at the time and place set forth in the notice of the meeting, and at any adjournments or postponements thereof.
We are providing access to our proxy materials, including this Proxy Statement, our annual report on Form 10-K and an electronic form of proxy card, primarily over the Internet rather than mailing paper copies of those materials to each stockholder. On or about April 10, 2019, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides website and other information for accessing our proxy materials. You may access the proxy materials on the website referred to in the Notice or request a printed or electronic set of the proxy materials. Instructions on how to access the proxy materials through the Internet or to request a printed or electronic copy may be found in the Notice.
Stockholders may vote in any of the following four ways — by Internet, by telephone, in person at the Annual Meeting or, if you requested printed copies of the proxy materials, by signing, dating and mailing the proxy card you receive in the envelope provided.
A properly executed proxy will be voted in the manner directed by the stockholder. If no instructions are specified, proxies will be voted for the director nominees listed in Proposal One, and in favor of Proposals Two, Three and Four. In addition, if other matters properly come before the Annual Meeting or any adjournments or postponements thereof, the persons named in the accompanying proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. The Board does not presently know of any other such business.
Any person has the power to revoke a proxy by submitting a subsequent vote using any of the methods described above, by voting in person at the Annual Meeting, or by giving written notice of revocation to our corporate secretary at any time before the proxy is exercised. Your latest proxy card, telephone vote or Internet proxy with respect to the same shares is the one that will be counted. Please note, however, that if your shares are held of record by a broker, bank or nominee and you wish to vote at the Annual Meeting, you will not be permitted to vote in person unless you first obtain a legal proxy issued in your name from the record holder.
A quorum is necessary for the transaction of business at the Annual Meeting. A quorum exists when a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is present either in person or represented by proxy at the Annual Meeting. Abstentions, broker non-votes and votes withheld for director nominees will count as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists.
If you own your shares of common stock in street name, which means that your shares are registered in the name of your bank, broker or its nominee, your shares of common stock may be voted even if you do not provide your bank, broker or other nominee with voting instructions. Under the rules of the New York Stock Exchange (“NYSE”), your bank, broker or other nominee may vote your shares of common stock in its discretion on “routine” matters. However, NYSE rules do not permit your bank, broker or other nominee to vote your shares of common stock on proposals that are not considered routine. When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to such proposal, your bank, broker or other nominee cannot vote your shares of common stock on that proposal. It is called a “broker non-vote” when a bank, broker or other nominee does not cast a vote for a routine or a non-routine matter.
Please note in the absence of your specific instructions as to how to vote, your bank, broker or other nominee may not vote your shares with respect to (1) the election of the director nominees, (2) the non-binding proposal regarding the approval of the compensation of our named executive officers or (3) the amendment and restatement of the Amended and Restated Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan (the “2011 Plan”). Under NYSE rules, these matters are not considered routine matters. Based on NYSE rules, we believe that the ratification of the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm is a routine matter for which brokerage firms may vote on behalf of their clients if no voting instructions are provided. Therefore, if you are a stockholder whose shares of common stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares FOR the ratification of the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm.
With respect to the election of directors, votes may be cast in favor or withheld. If a quorum is present, such election will be decided by plurality vote of the votes cast at the Annual Meeting, either in person or by proxy; provided, however, that any director so elected that does not receive an affirmative vote of the majority of the votes cast by shares entitled to vote in the election shall submit his/her resignation to the Board. The Board is not legally obligated to accept such resignation, can take other factors into consideration, including but not limited to, the individual’s history on the Board, relevant outside work experience, knowledge of industry, and knowledge of regulatory requirements and choose to retain the director if the director otherwise received the highest number of shares voted. Therefore, abstentions, broker non-votes or withheld shares will have no effect on the outcome of the election of directors. Brokers may not vote on the election of directors without instructions from the beneficial owners of the shares. Subject to the limitation set forth above, the two nominees for Class I director receiving the highest number of votes cast in person or by proxy at the Annual Meeting will be elected.
For approval of the ratification of auditors, the advisory vote on executive compensation and the amendment and restatement of the 2011 Plan, votes may be cast for or against or you may abstain from voting. If a quorum is present, the votes cast at the Annual Meeting for each of these proposals, either in person or by proxy, must exceed the votes cast against the action for approval. Abstentions and broker non-votes will have no effect on the outcome of such proposals.
Our inspector of elections will tabulate the votes cast by each proxy and in person at the Annual Meeting.
We will bear the cost of the solicitation of proxies for the Annual Meeting. In addition to mailing the proxy materials to stockholders, we have asked banks and brokers to forward copies to persons who hold our stock and request authority for execution of the proxies. We will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Our officers and regular employees, without being additionally compensated, may solicit proxies by mail, telephone, telegram, facsimile or personal contact. All reasonable proxy soliciting expenses will be paid by us in connection with the solicitation of votes for the Annual Meeting.
Our principal executive offices are currently located at 3000 John Deere Road, Toano, Virginia 23168, and our telephone number is (757) 259-4280. As of December 1, 2019, our principal executive offices will be located at 4901 Bakers Mill Lane, Richmond, Virginia 23230.
Record Date and Voting Securities
Only stockholders of record at the close of business on March 25, 2019 are entitled to notice of and to vote at the Annual Meeting. On that date, we had outstanding and entitled to vote 28,682,203 shares of common stock, $0.001 par value per share. Each outstanding share of our common stock entitles the record holder to one (1) vote on each matter.
Directions to Annual Meeting
Directions to attend the Annual Meeting, where you may vote in person, may be obtained by calling Investor Relations at (757) 566-7512. If your shares are held by a bank, broker or other holder of record (commonly referred to as registered in “street name”), you are considered a beneficial owner of those shares rather than a shareholder of record. In that case, you must present proof of your beneficial ownership of our common stock, such as a recent bank or brokerage statement, for admission to the Annual Meeting.

ELECTION OF DIRECTORS
The Board is currently fixed by resolution of the Board at nine members divided into three classes. As W. Stephen Cannon is not standing for re-election to the Board, immediately following this year’s Annual Meeting of Stockholders, the Board will be fixed at eight members. The three-year terms of each class are staggered so that the term of one class expires at each annual meeting. The term of office of our Class I directors will end at this year’s Annual Meeting of Stockholders. Our Class II directors’ terms will end at the Annual Meeting of Stockholders in 2020. Our Class III directors’ terms will end at the Annual Meeting of Stockholders in 2021. Each director serves a three-year term and will continue in office until a successor has been elected and qualified, subject to earlier resignation, retirement or removal from office.
The following pages set forth information concerning the nominees and the directors whose terms of office will continue after the Annual Meeting including certain experiences, qualifications, attributes and/or skills that led the Board to conclude that each of them should serve as a director.
If any nominee is unable to serve as a director, the persons named in the enclosed proxy reserve the right to vote for a lesser number of directors or for a substitute nominee designated by the Board, to the extent consistent with our Certificate of Incorporation and our Bylaws. All of the nominees listed below have consented to be nominated and to serve if elected. We do not expect that any nominee will be unable to serve.
Should all the nominees be elected to our Board, the director classes after the 2019 Annual Meeting of Stockholders will be as follows:
Class I Terms expiring at 2022 annual meeting	Class II Terms expiring at 2020 annual meeting	Class III Terms expiring at 2021 annual meeting
Terri Funk Graham Famous P. Rhodes	Dennis R. Knowles David A. Levin Martin F. Roper	Douglas T. Moore Nancy M. Taylor Jimmie L. Wade

PROPOSAL ONE
ELECTION OF TWO CLASS I DIRECTORS
The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Terri Funk Graham and Famous P. Rhodes for re-election to the Board as Class I directors for three-year terms ending in 2022. W. Stephen Cannon is not standing for re-election to the Board.
Nominees for Election for Terms Expiring in 2022 (Class I)
Terri Funk Graham, 53, has been a director since September 2018. Ms. Graham is a branding strategy consultant. Ms. Graham previously served as chief marketing officer — Red Envelope for Provide Commerce, Inc., an e-commerce gifting company, from July 2013 to September 2014. Prior to that position, Ms. Graham, who joined Jack in the Box Inc., a restaurant company that operates and franchises Jack in the Box and Qdoba Mexican Grill restaurants, in 1990, most recently served as senior vice president and chief marketing officer from September 2007 to December 2012. Ms. Graham currently serves on the board of directors of Sprouts Farmers Market, Inc., a healthy grocery store, as well as its Compensation Committee, and she is the chairperson of its Nominating and Corporate Governance Committee. Ms. Graham served on the board of directors of 1-800 Contacts, an online retailer of contact lenses, from July 2015 to January 2016 and Hot Topic, Inc., a formerly publicly traded specialty retailer, from June 2012 to June 2013 and has served on the board of directors of Sprouts Farmers Market since 2013.
Ms. Graham has over 29 years of branding and marketing experience in the retail industry, including extensive knowledge of digital and e-commerce business. Ms. Graham brings her public company board experience to our Board, including a strong corporate governance background. Ms. Graham has been a member of our Compensation Committee and Nominating and Corporation Governance Committee since September 2018.
Famous P. Rhodes, 44, has been a director since December 2017. Mr. Rhodes currently serves as executive vice president and chief marketing officer of Bluegreen Vacations Corporation, a vacation ownership company, serving in such role since August 2017. Prior to assuming his current position, he was vice president of digital marketing and customer experience for AutoNation, Inc., an automotive retailer, from 2015 to 2017 and as vice president of eCommerce for AutoNation, Inc. from 2012 to 2015.
Mr. Rhodes brings significant marketing and omni-channel retail experience to the Board. Currently serving as the chief marketing officer of a public retail corporation and having held other senior executive roles with other retail companies, Mr. Rhodes has developed operational and leadership aptitude in addition to his significant capability in the areas of digital technology and customer-experience. Mr. Rhodes has been a member of our Audit Committee and Compensation Committee since May 2018.
The Board of Directors recommends a vote FOR the election of Ms. Graham and Mr. Rhodes for a three-year term expiring in 2022.
Incumbent Directors Whose Terms Expire in 2020 (Class II)
Dennis R. Knowles, 54, has been a director since December 2016. Mr. Knowles has served as our president and chief executive officer since November 2016 and as our chief operating officer since March 2016. Prior to joining Lumber Liquidators, Mr. Knowles served in various roles at Lowe’s Companies, Inc., a home improvement retailer, from 2001 to 2015, as chief store operations officer from 2012 to 2015 and as senior vice president of store operations and specialty sales from 2010 to 2012.
As a member of our Board and as our president, chief executive officer and chief operating officer, Mr. Knowles has deep experience and knowledge in, among other things, our business plans and strategies, human resource capabilities, risks and opportunities, and financial and operational results. Additionally, due to his significant prior retail experience and more than 25 years of experience leading stores and business operations, Mr. Knowles possesses business, financial and risk management expertise.
David A. Levin, 67, has been a director since May 2017. Mr. Levin served as the president and chief executive officer and director of Destination XL Group, Inc., a specialty apparel retailer, from April 2000 to December 2018. From January 2019 to April 2019, Mr. Levin served as acting chief executive officer of

Destination XL Group, Inc. He also served on the board of directors of Christopher & Banks Corporation, a specialty women’s apparel retailer, from June 2012 until June 2016.
Mr. Levin brings to the Board more than 30 years of retail experience and extensive experience as the president and chief executive officer of a public retail company. Mr. Levin has developed wide-ranging business and leadership skills in addition to significant experience in the areas of merchandising, marketing and operational issues. Further, he has experience serving on the boards of public companies. Mr. Levin has been a member of our Compensation Committee and our Compliance and Regulatory Affairs Committee since May 2017.
Martin F. Roper, 56, has been a director since April 2006. Mr. Roper retired in April 2018 as the president and chief executive officer of The Boston Beer Company, Inc., a craft brewer, where he had worked in that position since January 2001 and as an employee of Boston Beer since 1994. Mr. Roper served on the board of directors of Boston Beer from 1999 until his retirement in April 2018. Since November 2018, Mr. Roper has served on the board of Financial Information Technologies, LLC (Fintech), a private company providing solutions to alcohol beverage distributors and retailers.
As a director and chief executive officer of a publicly traded company, Mr. Roper has senior management, strategic development and financial skills. In addition, Mr. Roper possesses experience in public relations, consumer marketing, investor relations, product development and risk management. Mr. Roper has been Chairman of the Compensation Committee and a member of the Audit Committee since our initial public offering. His experience as a director has provided him with insight, perspective and knowledge regarding our business, growth, operations and personnel.
Incumbent Directors Whose Terms Expire in 2021 (Class III)
Douglas T. Moore, 62, has been a director since April 2006. He currently serves as the president and chief executive officer of Med-Air Homecare, a home healthcare equipment and service provider, and senior vice president of First Street, Inc., a leading direct marketer of products for baby boomers, where he has worked since June 2012. From February 2012 through June 2012, Mr. Moore served as the chief merchandising and marketing officer at hhgregg, Inc.
Through his more than 25 years of retail experience, Mr. Moore has developed an understanding of strategic and tactical business issues that include store operations, merchandising, supply chain, sourcing and human resource planning. He also possesses senior management, marketing, risk assessment and retail knowledge. He has been Chairman of our Nominating and Corporate Governance Committee since our IPO and a member of our Compliance and Regulatory and Affairs Committee since May 2016. Mr. Moore also served as a member of our Audit Committee from our IPO until May 2016. Through his service as a director, Mr. Moore has gained insight, perspective and knowledge regarding our business, growth, operations and personnel.
Nancy M. Taylor, 59, has been a director since April 2014. Ms. Taylor, who joined Tredegar in 1991, is the former president and chief executive officer of Tredegar Corporation, a manufacturing company, serving in such roles from January 2010 to June 2015 and was a member of Tredegar’s board of directors from early 2010 until June 2015.
Ms. Taylor has significant experience as a chief executive officer of a publicly traded international manufacturer. Through her experience, she has gained and developed extensive business, finance and leadership skills. Further, she possesses an understanding of strategic planning, risk assessment and international operations. In addition, she has experience serving as a director of a public company and brings strong corporate governance knowledge to the Board. Ms. Taylor has been a member of our Compensation Committee since May 2014 and a member of our Nominating and Corporate Governance Committee since January 2015. Additionally, Ms. Taylor was appointed chairperson of our Board in November 2015. Since April 2018, Ms. Taylor has served on the board of directors of TopBuild Corp., a leading purchaser, installer and distributor of insulation products to the United States construction industry, as well as its audit, compensation and governance committees. Through her service as a director, Ms. Taylor has gained insight, perspective and knowledge regarding our business, growth, operations and personnel.

Jimmie L. Wade, 65, has been a director since September 2011. Mr. Wade served on the board of directors and finance committee of Advance Auto Parts, Inc. from September 2011 through May 2016. Mr. Wade joined Advance in February 1994 and served as president from October 1999 through May 2005 and from January 2009 until December 2011. He also served on the board of directors of Tuesday Morning Corporation, a leading closeout retailer, from July 2014 through November 2017, as well as its audit committee and compensation committee.
Mr. Wade has extensive experience as a senior executive and director of a leading publicly traded specialty retailer that has achieved significant growth during his tenure. Through his experience, he has gained and developed extensive business, finance, distribution, marketing and leadership skills. Further, he possesses an understanding of strategic business planning, risk assessment and store operations. Mr. Wade has been a member of our Audit Committee since November 2011 and has served as Chairman of our Audit Committee and our “audit committee financial expert” since November 2015. Mr. Wade also has served as a member of our Nominating and Corporate Governance Committee since May 2016. Through his service as a director, Mr. Wade has gained insight, perspective and knowledge regarding our business, growth, operations and personnel.
Director Not Standing for Re-Election
W. Stephen Cannon, 67, has been a director since March 2016. Mr. Cannon joined Constantine Cannon LLP, a law firm, in 2005 as the managing partner of Constantine Cannon LLP’s Washington D.C. office and has been chairperson of the firm since 2007. From February 2009 to January 2014, Mr. Cannon served as a director of Crocs, Inc.
CORPORATE GOVERNANCE
We are committed to having sound corporate governance principles. Our Code of Business Conduct and Ethics, which applies to our directors, officers and employees, our Corporate Governance Guidelines and the charters of the Audit, Compensation, Nominating and Corporate Governance and Compliance and Regulatory Affairs Committees are available on our website, www.lumberliquidators.com, and are also available in print, free of charge, to any stockholder who requests them. Such requests should be directed to Corporate Secretary, Lumber Liquidators Holdings, Inc., 3000 John Deere Road, Toano, Virginia 23168 (or, if after November 30, 2019, 4901 Bakers Mill Lane, Richmond, Virginia 23230).
Independence
All of our directors, other than our chief executive officer, are independent. The Board, in its business judgment, has affirmatively determined that the following eight of its nine current members are independent from us, including under the independence standards contained in rules of NYSE: W. Stephen Cannon, Terri Funk Graham, David A. Levin, Douglas T. Moore, Famous P. Rhodes, Martin F. Roper, Nancy M. Taylor and Jimmie L. Wade. In reaching its conclusion regarding director independence, the Board considered whether we conduct business and have other relationships with organizations of which certain members of the Board or members of their immediate families are or were directors or officers. None of our non-management directors had any transactions, arrangements or relationships with us, other than as directors and stockholders.
Board Leadership Structure — Independent Chairperson
In our history, the offices of chief executive officer and chairperson of the Board have been at times combined and at times separated, and, when separated, the chairperson has at times been a non-employee director and at other times an employee. Our Bylaws currently require that we separate the offices of the chief executive officer and chairperson of the Board who is an independent director. Specifically, our Bylaws, among other things, require that we have a chairperson of the Board that is (i) not employed in an executive capacity and (ii) deemed independent as defined by the NYSE requirements. As set forth in our Bylaws, on an annual basis, the Board will elect one of its members to the office of chairperson of the Board. In the event of the chairperson’s temporary absence or incapacity, the Board will appoint, by resolution, another independent director to preside as chairperson at meetings of stockholders and of the Board. In the case of the chairperson’s death or permanent inability to act, the Board will elect a chairperson who is independent from among current directors or appoint a new director to serve as chairperson, with any such appointment being subject to the provisions of our Certificate of Incorporation. Ms. Taylor, who is an independent director, was first appointed chairperson on November 16, 2015 and continues in that role. We believe having separate chief executive officer and chairperson of the Board positions is the most appropriate structure for our Company. We believe it is most effective for Mr. Knowles to be able to focus his efforts on serving as our chief executive officer while working closely with our chairperson of the Board, Ms. Taylor.
In addition to any other duties that may be prescribed to her by the Board, Ms. Taylor, as chairperson of our Board, is responsible for the following functions: (i) timing and agendas for Board meetings; (ii) nature, quantity and timing of information provided to the independent directors by our management; (iii) retention of counsel or consultants who report directly to the Board; (iv) implementation of corporate governance policies and procedures, including assisting the chairpersons of the various Board committees as requested; (v) receiving reports from the Nominating and Corporate Governance Committee regarding compliance with and implementation of corporate governance policies; (vi) evaluating, along with Compensation Committee, the performance of the chief executive officer; and (vii) presiding at all meetings of the Board, including executive sessions of the non-management directors and the independent directors.
Committees of the Board
The Board has established four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Compliance and Regulatory Affairs Committee, each composed of directors the Board has affirmatively determined to be independent. Each committee operates pursuant to a written charter adopted by the Board that sets forth its roles and responsibilities and provides for an annual evaluation of its performance. The charters of all four standing committees are available at the investor relations page of our website at www.lumberliquidators.com and will be provided to any stockholder without charge upon the stockholder’s written request to our corporate secretary. Each year, committee and committee chair assignments are made at the Board meeting immediately following the Annual Meeting of Stockholders. The current composition of each committee is as follows:
Audit	Compensation
Jimmie L. Wade *	Martin F. Roper *
W. Stephen Cannon	Terri Funk Graham
Famous P. Rhodes	David A. Levin
Martin F. Roper	Famous P. Rhodes
Nancy M. Taylor
Nominating and Corporate Governance	Compliance and Regulatory Affairs
Douglas T. Moore *	W. Stephen Cannon *
Terri Funk Graham	David A. Levin
Nancy M. Taylor	Douglas T. Moore
Jimmie L. Wade

*
Indicates chairperson of the committee.

The Board may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our Certificate of Incorporation and Bylaws.

Audit Committee.   The Audit Committee assists the Board in fulfilling the oversight responsibility of the Board relating to: (i) the integrity of our financial statements and financial reporting process and our systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of our financial statements; (iv) the engagement of our independent auditor and the evaluation of the independent auditor’s qualifications, independence and performance, (v) our compliance with legal and regulatory requirements as it relates to accounting, auditing and financial reporting matters; (vi) the implementation and effectiveness of our disclosure controls and procedures and internal control over financial reporting; (vii) the framework for identification of enterprise risks and (viii) other matters set forth in the charter of the Audit Committee. The Audit Committee has the sole authority to appoint, retain, compensate, evaluate and terminate the independent auditor. The Audit Committee approves procedures for the pre-approval of the engagement of the independent auditor to provide audit and non-audit services. It is also responsible for establishing, publishing, and maintaining and overseeing our “whistleblower” procedures.
The Board, in its business judgment, has determined that all of the current members of the Audit Committee are independent, as determined in accordance with the rules of the NYSE and relevant federal securities laws and regulations. The Board also has determined that all of the Audit Committee members are financially literate as defined by the rules of the NYSE and that Mr. Wade qualifies as an “audit committee financial expert” as defined by regulations of the Securities and Exchange Commission (“SEC”).
Compensation Committee.   The purpose of the Compensation Committee is to oversee the policy and programs relating to the compensation of our executive officers, including policies governing salaries, incentive compensation and terms and condition of employment (with the Board having final approval for the compensation of the chief executive officer). The Compensation Committee may, in its discretion, engage outside consultants to assist in evaluating and determining appropriate compensation levels for our executives. The Compensation Committee has produced an annual report on executive compensation that is included in this Proxy Statement.
The Board, in its business judgment, has determined that all of the current members of the Compensation Committee are independent, as determined in accordance with the rules of the NYSE and any relevant federal securities laws and regulations. Refer to the section titled “Executive Compensation” for additional information.
Nominating and Corporate Governance Committee.   The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become members of the Board consistent with the criteria approved by the Board, to recommend director-nominees for election at each annual meeting of stockholders, to fill any vacancies on the Board, and to address related matters. The Nominating and Corporate Governance Committee also develops and recommends to the Board applicable corporate governance principles, determines the form and amount of director compensation and perquisites and leads and oversees the annual review of the Board and its standing committees’ performance. In performing these duties, the Nominating and Corporate Governance Committee uses its network of contacts to compile potential candidates, but may also engage, if it deems appropriate, a professional search firm.
The Board, in its business judgment, has affirmatively determined that all of the current members of the Nominating and Corporate Governance Committee are independent, as determined in accordance with the rules of the NYSE.
The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates to serve on the Board. Stockholders may submit such recommendations to the Nominating and Corporate Governance Committee through the method set forth under “Communications to the Board.” In addition, in accordance with the Bylaws, any stockholder of record entitled to vote for the election of directors at a stockholder meeting may nominate persons for election to the Board if such stockholder complies with the advance notice provisions of the Bylaws. Such a nomination must be sent to our corporate secretary and include, among other items: (i) the name, age, business address and residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of capital stock of the Company which are owned of record and beneficially by each such nominee and any affiliates or associates of such nominee (if any); (iv) a description of any agreement, arrangement or understanding of the type described in Article II, Section 17, clause (B)(iv) or (B)(v) of the Bylaws, but as it relates to each such nominee rather than the proposing stockholder; (v) if any such nominee is a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Company, or has received any compensation or other payment from any person or entity other than the Company, in each case in connection with candidacy or service as a director of the Company, a detailed description of such agreement, arrangement or understanding and its terms or of any such compensation received; (vi) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder; and (vii) the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected and a representation by the nominee to the effect that, if elected, the nominee will agree to and abide by all policies of the Board as may be in place at any time and from time to time. If the nomination is not timely and in proper form, the nominee will not be considered by the Nominating and Corporate Governance Committee. To be timely for the 2020 Annual Meeting, the nomination must be received within the time frame set forth in “Deadlines for Submission of Stockholder Proposals” below. Nominees for director are selected in the context of an assessment of the perceived needs of the Board at the time and on the basis of, among other things, the following:
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strength of character

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judgment

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skill

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education

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business experience

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specific areas of expertise

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understanding of our business

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principles of diversity

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reputation

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other personal attributes or special talents

Nominees must also be willing to spend the time necessary to discharge their responsibilities appropriately and to ensure that other existing or future commitments do not materially interfere with their responsibilities as members of the Board.
In determining the composition of the Board, the Nominating and Corporate Governance Committee seeks to include a diverse and complimentary range of skills and experience among our directors. Although it does not have a formal diversity policy, the Nominating and Corporate Governance Committee believes that the presence of differing viewpoints on the Board is a benefit to us. Accordingly, the Nominating and Corporate Governance Committee considers principles of diversity, which include, among other things, diversity in backgrounds, perspectives, expertise and qualifications, when assessing the Board as a whole, and individual director candidates. Our directors represent a range of backgrounds and overall experience. Approximately 22% of our directors are female or represent a diverse group. Additionally, when considering a director standing for re-election as a director nominee, in addition to the above attributes, the Nominating and Corporate Governance Committee considers such individual’s past contribution and future commitment to the Company. Our directors have a varied tenure, providing for a range of perspectives, fresh ideas and ensuring the transition of knowledge and experience from longer-serving members. The Nominating and Corporate Governance Committee evaluates the totality of the attributes of each director nominee that it considers and does not have established minimum qualifications or attributes. After evaluating any potential director nominee, the Nominating and Corporate Governance Committee makes its recommendations to the full Board, and the Board then determines the director nominees for election. The evaluation process for prospective director nominees is the same for all director nominees, regardless of the source from which the nominee was first identified.
Compliance and Regulatory Affairs Committee.   The Compliance and Regulatory Affairs Committee has overall responsibility for assisting the Board in discharging its oversight of significant regulatory and compliance matters and to oversee the processes by which we conduct our business to ensure we do so in a manner that complies with applicable laws and regulations and reflects our high standards of integrity. The Compliance and Regulatory Affairs Committee may, in its discretion, engage outside consultants to advise the Compliance and Regulatory Affairs Committee. The Board, in its business judgment, has determined that all of the current members of the Compliance and Regulatory Affairs Committee are independent, as determined in accordance with the rules of the NYSE and any relevant federal securities laws and regulations.
Special Committee.   In addition to the standing committees described above, a Special Committee of the Board (the “Special Committee”) was formed in March 2015. The Special Committee, which was dissolved in March 2019 after completing the scope of its responsibilities, had oversight responsibilities for certain settled government investigations and related matters. The members of the Special Committee for 2018 and 2019 were Ms. Taylor, who served as the chairperson, Mr. Roper and Mr. Wade.
Risk Management
We have developed and implemented processes designed to manage risk in our business. The Board’s role in risk management is primarily one of oversight with the day-to-day responsibility for risk management implemented by our management team. The Board regularly reviews information provided by management regarding our business strategy, financial position and operations, and considers associated risks. In addition, the Board executes its oversight role through presentations by management to the Board and through its committees which report regularly to the Board on their activities.
While the Board has principal oversight responsibility for enterprise risk management, the Audit Committee reviews management’s identification of the key risks that we face, including the main controls upon which we rely to mitigate those risks. In particular, the Audit Committee focuses on financial risk, including internal controls, and assesses our risk profile with management and our internal and external auditors. The internal control risk profile drives our internal audit plan. The Audit Committee also handles violations of our Code of Ethics and related corporate policies. The Nominating and Corporate Governance Committee assists in risk management by overseeing our risks relating to our governance structure. The Compensation Committee reviews risks relating to our incentive compensation policies and practices. The Compliance and Regulatory Affairs Committee assists in the oversight of risks related to significant regulatory and compliance matters. Further, the Board has the ability to create additional committees.
Compensation Risk Assessment
Among other things, the Compensation Committee reviews our compensation policies and practices to determine whether they subject us to unnecessary or excessive risk. In so doing, the Compensation Committee considers whether such policies and practices are appropriately structured to promote the achievement of goals without encouraging the taking of unwarranted or undue risk. Additionally, the Compensation Committee reviews the relationship between our risk management policies and practices and compensation and evaluates compensation policies and practices that could mitigate risks relating to our compensation program.
We believe that our compensation programs discussed herein are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incent executive officers or other employees to engage in conduct that creates unnecessary or unjustifiable risks. Specifically, our mix of rewards for short-term performance through base salary and annual cash bonus awards, and for long-term performance through equity incentive awards supports these compensation objectives. Moreover, we believe that our utilization of these different compensation components allows us to manage the risks inherent with performance-based compensation. Additionally, our use of mitigation tools such as claw back provisions, oversight by an independent committee of non-employee directors and significant vesting periods for equity awards, provide additional risk protection.
Based upon the review of our compensation policies and practices, we have concluded that they do not create risks that are reasonably likely to have a materially adverse effect on the Company.

Board and Standing Committee Attendance and Executive Sessions
During fiscal year 2018, the Board held a total of six meetings and took additional actions by unanimous written consent; the Audit Committee held eight meetings and took additional actions by unanimous written consent; the Compensation Committee held 10 meetings and took additional actions by unanimous written consent; the Nominating and Corporate Governance Committee held six meetings; and the Compliance and Regulatory Affairs Committee held four meetings. At the meetings of the Board, it is the practice of the Board to hold an executive session without management present, as well as a separate executive session with just the independent directors. At each of these sessions, the chairperson of the Board presides over such sessions. During fiscal year 2018, each incumbent director attended at least 75% of the meetings of the Board and committees on which he or she served.
Each member of the Board is expected to attend Annual Meetings of Stockholders in person. All of our directors serving at the time attended the 2018 Annual Meeting of Stockholders.
Communications to the Board
Stockholders, employees and other interested parties may contact an individual director, the Board as a group, the chairperson of the Board, or a specified Board committee or group, including the non-employee directors as a group, at the following address: Corporate Secretary, Lumber Liquidators Holdings, Inc., 3000 John Deere Road, Toano, Virginia 23168 (or, if after November 30, 2019, 4901 Bakers Mill Lane, Richmond, Virginia 23230), Attn: Board of Directors. We will receive and process communications before forwarding them to the addressee. Directors generally will not be forwarded communications that are primarily commercial in nature, relate to improper or irrelevant topics, or request general information about us, including inquiries regarding employment opportunities.
Political Contributions Policy
Our Bylaws provide that the Board will ensure that any lobbying or political activity is conducted solely for promoting our commercial interests and is in the interest of our stockholders. As part of this oversight, the Board will ensure that lobbying and political spending do not reflect narrow political preferences or the political preferences of our executives that have little or no bearing on our own commercial performance. In fiscal year 2018, we did not engage in any lobbying or political activities.

EXECUTIVE OFFICERS
The following sets forth biographical information for our executive officers (as defined by Rule 3b-7 of the Exchange Act) and certain other significant employees. Such information with respect to our president and chief executive officer, Dennis R. Knowles, is set forth above in the “Proposal One — Election of Class II Directors” section.
Jennifer Bohaty, 49, has been our chief ethics and compliance officer since April 2018. Prior to joining the Company, Ms. Bohaty was the founder of Strategic Compliance Advisors, LLC, a consulting company, beginning in 2017. From 2009 to 2017, Ms. Bohaty held various roles at Toys ‘R’ Us, Inc., a toy and baby retailer, including executive director, global product safety, quality and compliance from 2012 to 2017.
Timothy J. Mulvaney, 50, joined the Company in June 2017 as our senior vice president, chief accounting officer and on April 5, 2019 was appointed to serve as our interim chief financial officer and to continue to serve as the chief accounting officer. Mr. Mulvaney is a certified public accountant and spent the previous twenty years in various roles with Media General Inc., a communications company. From 2012 to 2017, Mr. Mulvaney served as Media General’s chief accounting officer, and served as its controller from 2009 to 2017, in each case through the effective time of the merger between Media General and Nexstar Broadcasting Group, Inc. in January 2017. Prior to joining Media General, Mr. Mulvaney spent six years at Ernst & Young LLP.
M. Lee Reeves, 51, has been our senior vice president, chief legal officer and corporate secretary since June 2017. Mr. Reeves was a partner with the law firm of Nexsen Pruet, PLLC from July 2016 to June 2017. Prior to that, Mr. Reeves spent twelve years with Lowe’s Companies, Inc., ultimately serving as senior vice president, deputy general counsel and assistant secretary.
Christopher N. Thomsen, 43, has been our senior vice president, chief information officer since August 2016. Prior to joining the Company, Mr. Thomsen served as vice president and chief information officer of Hibbett Sports, Inc, a sporting goods retailer, from 2013 to 2016. From 2006 to 2013, Mr. Thomsen held various IT roles of increasing responsibility at Lowe’s Companies, Inc. where he most recently served as vice president, IT planning and business intelligence from 2012 to 2013.
Charles E. Tyson, 57, has been our chief customer experience officer since June 2018. From 2008 to 2017, Mr. Tyson held various roles at Advance Auto Parts, Inc., including executive vice president, merchandising, marketing and supply chain from 2013 to 2017 and senior vice president, merchandising, replenishment and marketing from 2011 to 2013.
Former Chief Financial Officer
Martin D. Agard, 56, was our chief financial officer from September 2016 to April 5, 2019 when his resignation became effective. Prior to joining the company, Mr. Agard served as senior vice president and chief financial officer of Kohler Company, a global manufacturing company, from April 2013 to October 2015.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Executive Summary
Our overall compensation philosophy is to maintain effective compensation programs that are as simple and flexible as possible and permit us to make responsive adjustments to changing market conditions and other internal and external factors. We strive to provide our executives with compensation that is competitive within our industry. In doing so, we seek to attract and retain the key employees necessary to achieve the continued growth and success of our business while remaining mindful of our desire to control costs. Further, it is our intent to align executive officer pay with stockholders’ interests, recognize individual accomplishments, align executive management behind common objectives and strike a balance between risk and reward in designing our executive compensation programs.
The Compensation Committee of the Board is responsible for implementing and administering our executive compensation plans and programs. In that role, the Compensation Committee reviews our executive officer compensation program every year to review the appropriateness, rationale and continued viability of our compensation philosophies, including the extent to which our programs might encourage employees to take unnecessary or excessive risks that could result in material adverse risk to the Company. To assist in that analysis, the Compensation Committee may conduct market analyses of executive officer compensation as it determines necessary to ensure that our compensation programs meet our objectives. The Compensation Committee has engaged Pearl Meyer (“PM”), a nationally recognized compensation consulting firm, as its compensation consultant and periodically requests PM to provide peer group and industry compensation data and analysis. Decisions relating to the compensation of our executive officers are made by the Compensation Committee. These decisions are also reported to and, in the case of the president and chief executive officer, approved by the independent directors of the Board. The Compensation Committee consults, and expects to continue to consult, with the president and chief executive officer and other members of management in the exercise of its duties. Notwithstanding such consultation, the Compensation Committee retains absolute discretion over all compensation decisions with respect to the executive officers, except with respect to the president and chief executive officer, in which the independent directors of the Board retain final approval.
In determining the compensation of our executive officers, the Compensation Committee evaluates total overall compensation, as well as the mix of salary, cash bonus incentives, equity incentives and other components, using a number of factors including the following:
•
our financial and operating performance, measured by attainment of specific strategic objectives and operating results;

•
the duties, responsibilities and performance of each executive officer, including the achievements of the areas of our operations for which the executive officer is personally responsible and accountable;

•
historical cash and equity compensation levels; and

•
compensation competitiveness, internal equity factors and retention considerations.

Compensation levels for executive officers are differentiated based on the principle that total compensation should increase with an executive officer’s position and responsibilities, while at the same time, a greater percentage of total compensation should be tied to corporate and individual performance as position and responsibilities increase.

Compensation Report
Late in 2016, the Compensation Committee engaged PM in connection with a review and assessment of the Company’s executive officer compensation program for purposes of assisting compensation components and levels for 2017. The “2017 Compensation Report” was presented to the Compensation Committee in early 2017. The 2017 Compensation Report compared the compensation paid to the Company’s top executives to the compensation paid to their counterparts at the peer companies. The peer group included publicly traded discretionary retailers with revenues and market capitalizations that fell both above and below the Company. The following is a list of companies included in the peer group used for the 2017 Compensation Report:
hhgregg, Inc.*	Kirkland’s, Inc.
Select Comfort Corp.	Conn’s, Inc.
West Marine, Inc.*	The Container Store Group, Inc.
Pier 1 Imports, Inc.	Knoll, Inc.
Hibbett Sports, Inc.	Shoe Carnival, Inc.
Haverty Furniture Companies, Inc.	Zumiez, Inc.
Vitamin Shoppe, Inc.	Ethan Allen Interiors, Inc.
Monro Muffler Brake, Inc.

*
Subsequent to the preparation of the 2017 Compensation Report, hhgregg, Inc. and West Marine, Inc. ceased as independent, public companies.

In its analysis, PM also referenced nationally recognized survey data using annual revenue of $950 million as a target for the scope of the data set. Further, PM continues to provide information about market trends in executive pay practices and advises the Compensation Committee on compensation program design. Additionally, PM continues to provide information about market trends in director pay practices and advises the Nominating and Corporate Governance Committee and the Board on director compensation program design.
In setting executive officer compensation for 2018, the Compensation Committee consulted the 2017 Compensation Report and with PM for an understanding of market practices and competitive compensation levels as part of its assessment of the design and competitiveness of the Company’s executive officer compensation packages.
The Compensation Committee, after considering the SEC and NYSE standards, including the six factors set forth in Section 10C-1(b)(4)(i) through (vi) under the Exchange Act, and other factors, determined that PM was independent and that its engagement did not present any conflicts of interest. PM also determined that it was independent and free from conflict with respect to the engagement and confirmed this in a written statement delivered to the Chair of the Compensation Committee.
PM reports directly to the Compensation Committee on all work assigned by the Compensation Committee. PM also interacts with management when necessary and appropriate to carry out its assignments. PM, in its discretion, from time to time, seeks confirmation from management regarding the accuracy of information that is included in materials presented to the Compensation Committee.
2018 Compensation Program
Since 2015, the Company has experienced changing business conditions, performance and external legal challenges, leading the Compensation Committee to believe that it was extremely difficult to set reasonable targets for long-term performance expectations. During this same period, we experienced a unique set of circumstances in connection with changes in our executive officer leadership that required us to take reasonable steps to attract, retain and motivate key personnel. Accordingly, the Compensation Committee determined to focus on stable predictable compensation programs that would attract and retain strong talent, reward short-term performance and provide motivation for improving stockholder value, while attempting to control the costs of these programs given recent company performance and uncertainties.

As noted above, in late 2016, the Compensation Committee engaged PM to analyze the Company’s compensation programs. In conducting its overall review and assessment for 2018, the Compensation Committee considered the 2017 Compensation Report provided by PM, as well as the Company’s need to continue to attract and retain competitive leadership during a period of restructuring and rebuilding. As part of its review and assessment, the Compensation Committee continued with the following objectives:
•
to maintain a straightforward and flexible program that allows us to make adjustments in response to changes in market conditions and reward performance;

•
to provide compensation packages necessary to attract and retain key executive officers to help ensure that we remain competitive;

•
to provide non-equity incentive compensation that depends on our financial performance, as compared against established goals, and promotes collaboration and unified focus among our executive officers; and

•
to provide an appropriate link between compensation and the creation of stockholder value through equity awards tied to our long-term performance.

Subject to the changes discussed below, after considering these objectives, the Compensation Committee decided to continue to utilize a mix of base salary, annual cash bonus awards and equity incentive awards in 2018 for our named executive officers. These components of named executive officer compensation were designed to be used together to strike an appropriate balance between cash and equity compensation and between short-term and long-term value creation. Levels of each of these components for each named executive officer other than the president and chief executive officer at such time were reviewed during the fourth quarter of 2017.
Historically, equity awards granted to our named executive officers were a mix of 50% options and 50% restricted stock, both with time-based vesting. However, in early 2018, the Compensation Committee determined to approve changes to our long-term incentive compensation for certain of our named executive officers who received awards in 2018 to further align management’s interests with long-term stockholder interests. Under this revised named executive officer compensation program, annual equity awards granted to certain of our named executive officers in 2018 were a mix of  (i) 50% performance-based restricted stock, (ii) 25% time-based restricted stock and (iii) 25% non-qualified stock options with time-based vesting.
In addition, as part of the Compensation Committee’s review of executive compensation arrangements, and in consultation with PM, the Compensation Committee recommended that the Board adopt Severance Agreements for a key group of senior executives. The Compensation Committee believes adoption of the Severance Agreements supports us in attracting, motivating and retaining these key executives. On July 26, 2018, we entered into Severance Agreements with each of the then named executive officers, as well as other members of the executive team. Superseding all prior similar agreements, the Severance Agreements provide for a fixed term and certain severance payments and benefits to these executives upon termination of their employment under defined circumstances, including in connection with a change in control. In addition, in connection with the execution of the Severance Agreements, the Company and each of these executives entered into Confidentiality, Non-Solicitation and Non-Competition Agreements (the “Non-Compete Agreements”) that replace and supersede prior non-competition, non-solicitation and confidentiality provisions with these executives. In particular, the Non-Compete Agreements were strengthened to expand the prior non-competition, non-solicitation and confidentiality provisions. In connection with Timothy J. Mulvaney being appointed as our interim Chief Financial Officer, we entered into a severance agreement with him similar to the Severance Agreements. For further discussion of the Severance Agreements, see the “Potential Payments Upon Termination or Change of Control” herein.
The discussion below provides an overview of the Company’s 2018 named executive officer compensation program. In addition, the Company has included a separate description of the actual compensation paid to each named executive officer and the basis for such compensation.

Base Salary.   Base salary levels for our named executive officers are reviewed each year and adjusted based upon a variety of factors including the named executive officer’s tenure with us, scope of responsibility and influence on our operations, individual performance and accomplishments, internal equity, experience and changes in the competitive marketplace, as well as the economic environment and expense considerations. The factors impacting base salary levels are not independently assigned specific weights.
In December 2017, Mr. Knowles, our president and chief executive officer, reviewed the base salary for each named executive officer in place at such time, excluding himself, and presented the Compensation Committee with recommendations regarding changes in the base salaries for such named executive officers, together with a performance assessment and historical compensation information including equity grants and holdings for each named executive officer. The Compensation Committee considered Mr. Knowles’ recommendations in determining the base salaries for all named executive officers in place at such time and, after discussion, approved adjustments to the base salaries of the named executive officers based upon, among other things, their performance, contributions to the Company and competitive factors. In March 2018, the Compensation Committee consulted the 2017 Compensation Report and other information provided by PM and recommended to the Board, and independent directors of the Board approved, an increase in Mr. Knowles’ salary. The Compensation Committee approved all offers, including base salaries, for named executive officers or executive officers being promoted into named executive officer roles. Base salaries for these new or newly promoted employees were set at levels deemed appropriate to attract and motivate such officers after referencing the 2017 Compensation Report.
Annual Cash Bonus Awards.   In 2018, our named executive officers had the opportunity to earn an annual cash bonus award under our Annual Bonus Plan for Executive Management (the “Bonus Plan”). The amounts payable under the Bonus Plan are expressed as a percentage of annual base salary for each participant (the “Target Bonus”). The Target Bonuses are reviewed annually and vary among the Bonus Plan participants based upon, among other things, their responsibilities, ability to influence operations and performance, internal equity considerations, and position. The maximum potential annual cash bonus award that our named executive officers could achieve was 200% of their Target Bonus, based only on the achievement of certain objective financial performance measures. The amount of the Target Bonus payable at the threshold level of performance was 25% in 2018. However, for the 2019 bonus plan, to address retention concerns, the Compensation Committee has determined that the amount of the Target Bonus payable at the threshold level of performance will be 50%. Named executive officers that were hired during the year had the opportunity to earn a prorated bonus under the Bonus Plan based upon the duration of their service during the year.
For the 2018 Bonus Plan, the Compensation Committee determined in the fourth quarter of 2017 that the Target Bonuses for each named executive officer would be a defined percentage of his/her Base Salary, and weighted as follows: 50% net sales performance, 20% Adjusted Gross Margin Dollar performance, and 30% on Adjusted Operating Income performance. A scale was established for each component which set percentages of the Target Bonuses that would be paid out depending on our achievement for the year relative to that component. The scales were designed to provide incentive bonuses for superior achievement, while being consistent with the Compensation Committee’s views on the difficulty of achieving that level of performance. The Compensation Committee also determined that if  (i) the Company’s Adjusted Operating Income performance in 2018 fell in the range of  $10 – $20 million, the calculated bonus payouts to each individual for net sales and Adjusted Gross Margin Dollar each would be reduced by 25% and (ii) the Company’s Adjusted Operating Income performance in 2018 was less than $10 million, the calculated bonus payouts to each individual for net sales and Adjusted Gross Margin Dollar each would be reduced by 50%. The applicable scales for each component of the 2018 Bonus Plan are set forth below:

Net Sales Performance Component Scale (50% of Target Bonus)
Net Sales	Percent of Net Sales Target Bonus Awarded for Employees Eligible for 200% Maximum Payout*
Less than $1,071,000,000	0%
Threshold: $1,071,000,000	25%
Target: $1,127,000,000	100%
Maximum: $1,183,000,000 or greater	200%
Adjusted Gross Margin Dollar Component Scale (20% of Target Bonus)
Adjusted Gross Margin Dollar	Percent of Adjusted Gross Margin Dollar Target Bonus Awarded for Employees Eligible for 200% Maximum Payout*
Less than $375,000,000	0%
Threshold: $375,000,000	25%
Target: $417,000,000	100%
Maximum: $457,000,000 or greater	200%
Adjusted Operating Income Component Scale (30% of Target Bonus)
Adjusted Operating Income	Percent of Adjusted Operating Income Target Bonus Awarded for Employees Eligible for 200% Maximum Payout*
Less than $20,000,000	0%
Threshold: $20,000,000	25%
Target: 39,000,000	100%
Maximum: $60,000,000 or greater	200%

*
Payouts for performance between Threshold and Target or Target and Maximum are calculated using straight-line interpolation.

The term “Adjusted Operating Income” is the Company’s operating income adjusted for anticipated and unanticipated one-time expenses related to legal fees and costs, public relations expenses and regulatory fines or settlements pertaining to the 60 Minutes story, California Air Resources Board, Consumer Product Safety Commission/Center for Disease Control and Prevention, Proposition 65, Department Of Justice and SEC matters, and associated lawsuits; the costs of the Special Committee of the Board of Directors; asset impairments; tariff and duty-related out-of-period items; and certain other extraordinary expenses. The term “Adjusted Gross Margin Dollar” is the Company’s gross margin dollar adjusted for certain unusual expenses by the Compensation Committee, in its discretion. The Compensation Committee retained the discretion to determine those adjustments appropriate for calculating Adjusted Operating Income and Adjusted Gross Margin Dollar to fairly react to unknown future events. In determining 2018 Bonus Plan performance, the Compensation Committee did permit certain adjustments in determining Adjusted Gross Margin Dollar and Adjusted Operating Income that the Committee felt were extraordinary or unusual amounts that it would be unfair and unmotivating to include in the calculations, including certain additional legal costs, settlements and unanticipated asset impairments.

In 2018, our actual net sales as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2018 were $1,084,636,400 resulting in a percent of net sales target bonus awarded for our named executive officers of 96.2%. Based on our 2018 results, our percent of Adjusted Gross Margin Dollar target bonus awarded for our named executive officers was 93.8%, and our percent of Adjusted Operating Income target bonus awarded for our named executive officers was 64.5%. Accordingly, pursuant to the Bonus Plan, amounts equal to 46.1% of each named executive officer’s total bonus opportunity were awarded under the Bonus Plan.
Long-Term Equity Incentive Awards.   The long-term component of our compensation program consists of the grant of equity awards that are intended to create a mutuality of interest with stockholders by motivating our named executive officers to manage our business so that our stockholders’ investment will grow in value over time. The equity awards are also intended to promote retention. Because the benefit received depends upon the performance of our stock price and our performance over the term of the equity incentive award, such awards are intended to provide incentives for named executive officers to enhance our long-term performance, as reflected in stock price appreciation over the long term, thereby increasing stockholder value.
We currently provide equity awards pursuant to the 2011 Plan, from which we may, among other things, grant stock options, restricted stock awards and other equity awards. We intend equity awards to be a meaningful portion of our named executive officers’ total compensation in order to align their interests with our long-term growth and the creation of stockholder value.
Consistent with past practices, in early 2018, Mr. Knowles provided the Compensation Committee with recommendations regarding equity awards to each named executive officer in place at such time, excluding himself. In determining the amounts of the equity awards for named executive officers, with the exception of Mr. Knowles, the Compensation Committee considered the recommendations submitted by Mr. Knowles and an evaluation of the fair value of the equity award in relation to the individual’s total compensation. Additionally, these equity awards were based upon their respective responsibilities and performance as well as retention considerations and compensation levels among our other executive officers. In 2018, except with respect to our president and chief executive officer and chief financial officer, we continued our practice developed in 2016 of issuing annual equity grants with a mix of 50% non-qualified stock options and 50% time-based restricted stock which vest ratably over four years, with the exception of non-annual equity grants made in connection with the hiring or promotion of executive officers. With respect to the equity grant for each of Mr. Knowles and Mr. Agard, the Compensation Committee approved (and the Board (excluding Mr. Knowles) agreed with such approval) equity grants consisting of a mix of  (i) 50% performance-based restricted stock, (ii) 25% time-based restricted stock and (iii) 25% non-qualified stock options. Given the price of our common stock, the number of shares available under the 2011 Plan, and the employee retention and motivation needs of the Company, the Compensation Committee has determined the mix of equity awards granted in 2019 will consist solely of restricted stock (performance-based and time-based), rather than a mix of restricted stock and options.
For the performance-based restricted stock granted in 2018, 50% will vest based on obtaining an adjusted EBITDA goal and 50% will vest based on obtaining an adjusted operating margin target. None of these shares of performance-based restricted stock will vest unless the performance objectives are at least at the 50% payout target threshold, and the amount earned will range from 0 to 200% of the target award, depending on the actual performance against the performance targets. The 2018 performance-based restricted stock awards were structured as a two-year performance period plus time-based vesting with 50% of any shares earned vesting at the end of the two-year performance period and the remaining 50% of any earned shares vesting at the end of the third year. A two-year performance period was chosen over a longer period given the current uncertainty in the Company’s performance prospects and the difficulty in determining longer term targets.
With regard to new executive officers hired during 2018, the Company addressed each situation individually to determine equity grants that the Company believed were sufficient to attract, motivate and retain each individual. Further, the mix of equity awards between non-qualified stock options and restricted stock varied amongst the individuals.
Named Executive Officers.   The following is a summary of the compensation for the named executive officers in 2018. The named executive officers have certain employment or other arrangements discussed below and also may have certain severance arrangements that are discussed in more detail under “Potential Payments Upon Termination of Change of Control” beginning on page 27.
Dennis R. Knowles.   In early 2018, as part of the Company’s regular review process described above, Mr. Knowles received a merit increase of 7.41% in his annual base salary, which increased his annual base salary to $725,000. Mr. Knowles also received an equity grant valued at $1,250,000, with 50% of such amount in performance-based restricted stock awards, 25% of such amount in time-based restricted stock awards, and 25% of such amount in non-qualified stock options. Each of the non-qualified stock options and the time-based restricted stock award vest ratably over four years. Subject to meeting the applicable performance targets set forth in the grant agreement, 50% of the performance-based restricted stock award will vest on the two-year anniversary of the grant date and the other 50% will vest on the three-year anniversary of the grant date. The actual amount of performance-based restricted stock earned will range from 0 to 200% of the target award, depending on the actual performance against the performance targets. Mr. Knowles participated in the Bonus Plan in 2018 and, pursuant to the Bonus Plan, received a bonus equal to $334,747.
Martin D. Agard.   In early 2018, as part of the Company’s regular review process described above, Mr. Agard received a merit increase of 3% in his annual base salary, which increased his annual base salary to $448,050. Mr. Agard also received an equity grant valued at $190,000, with 50% of such amount in performance-based restricted stock awards, 25% of such amount in time-based restricted stock awards, and 25% of such amount in non-qualified stock options. Each of the non-qualified stock options and the time-based restricted stock award vest ratably over four years. Subject to meeting the applicable performance targets set forth in the grant agreement, 50% of the performance-based restricted stock award will vest on the two-year anniversary of the grant date and the other 50% will vest on the three-year anniversary of the grant date. The actual amount of performance-based restricted stock earned with range from 0 to 200% of the target award, depending on the actual performance against the performance targets. All of the unvested restricted stock award and stock options that were held by Mr. Agard at the time of his resignation from the Company on April 5, 2019 were forfeited. Mr. Agard participated in the Bonus Plan in 2018 and, pursuant to the Bonus Plan, received a bonus equal to $124,124.
Charles E. Tyson.   Mr. Tyson joined the Company in June 2018 as Chief Customer Experience Officer. In connection with his hiring, and after considering, among other matters, a recommendation by Mr. Knowles as Chief Executive Officer, compensation arrangements for existing executive officers, the 2017 Compensation Report and historic compensation levels, Mr. Tyson’s base salary was set at $500,000, he received relocation reimbursement assistance up to $200,000 (net before reimbursable relocation expenses that were not tax deductible were grossed up at 35%), and had a target bonus amount equal to 70% of his annual base salary. Mr. Tyson also received an equity grant valued at $1,000,000, with 100% of such amount in non-qualified stock options. The non-qualified stock options vest ratably over three years. Mr. Tyson participated in the Bonus Plan in 2018 on a pro rata basis based upon his date of hire and, pursuant to the Bonus Plan, received a bonus equal to $94,268.
M. Lee Reeves.   During 2018, Mr. Reeves received a base salary of  $385,000. Because the equity grant awarded to Mr. Reeves in 2017 in connection with his initial hire was intended to cover certain prospective equity grants, Mr. Reeves did not receive an equity grant in 2018. Mr. Reeves participated in the Bonus Plan in 2017 on a pro rata basis based upon his date of hire and, pursuant to the Bonus Plan, received a bonus equal to $88,881.
Jennifer Bohaty.   Ms. Bohaty joined the Company in April 2018 as Chief Ethics and Compliance Officer. In connection with her hiring, and after considering, among other matters, a recommendation by Mr. Knowles as Chief Executive Officer, compensation arrangements for existing executive officers, the 2017 Compensation Report and historic compensation levels, Ms. Bohaty’s base salary was set at $300,000, she received relocation reimbursement assistance up to $200,000 (net before reimbursable relocation expenses that were not tax deductible were grossed up at 35%), she received a one-time sign-on bonus in the amount of  $20,000 (gross before taxes and applicable withholdings) and had a target bonus amount equal to 50% of her annual base salary. Ms. Bohaty also received an equity grant valued at $300,000, with 50% of such amount in non-qualified stock options and 50% in time-based restricted stock awards, each of which vests ratably over four years. Ms. Bohaty participated in the Bonus Plan in 2018 on a pro rata basis based upon her date of hire and, pursuant to the Bonus Plan, received a bonus equal to $51,944.

Clawback Provisions
In December 2016, the Board approved a new Clawback Policy. Under the Clawback Policy, in the event of a restatement of the Company’s financial results (other than a restatement caused by a change in applicable accounting rules or interpretation), a committee consisting of the non-management members of the Board (the “Independent Director Committee”) will review and determine whether any bonus incentive payment, equity award or other compensation awarded or received by an executive officer of the Company, as defined by Rule 16a-1(f) of the Exchange Act, was based on any financial results or operating metrics that were satisfied as a result of such officer’s knowing or intentional fraudulent or illegal conduct. If the Independent Director Committee determines that such executive officer received any bonus, incentive payment, equity award or compensation based on any financial results or operating metrics that were satisfied as a result of such officer’s knowing or intentional fraudulent or illegal conduct, then the Independent Director Committee will recover from such executive officer such compensation (in whole or in part) as it deems appropriate under the circumstances.
In determining whether to seek recovery, the Independent Director Committee may take into consideration whether (i) to do so would be unreasonable or (ii) if it would be better for the Company not to do so. In making such determination, the Independent Director Committee will take into account such considerations as it deems appropriate, including (A) the likelihood of success under governing law versus the cost and effort involved, (B) whether the assertion of a claim that may prejudice the interest of the Company, including in any related proceeding or investigation, (C) the passage of time since the occurrence of the act in respect of the applicable fraud or intentional illegal conduct and (D) any pending legal proceeding relating to the applicable fraud or intentional illegal conduct. Notwithstanding anything to the contrary in the Clawback Policy, following a restatement of our financial statements, we will recover from the president and chief executive officer and the chief financial officer that which is required to be recovered by Section 304 of the Sarbanes-Oxley Act of 2002.
Additionally, under our equity award agreements, in the event the Compensation Committee determines that an executive officer willfully engaged in conduct harmful to us, the equity award may be forfeited and/or the executive officer may be required to repay any stock acquired or received as a result of the award or any sums realized as a result of the sale of stock acquired or received as a result of the award. Likewise, under the Bonus Plan, the Compensation Committee may require an executive officer to repay all or any portion of an award issued under the Bonus Plan if the Compensation Committee determines that the award was earned based on inaccurate financial objectives, performance data, metrics or other information or that the participant willfully engaged in conduct harmful to us. Furthermore, our equity award agreements with our employees and our Bonus Plan contain clawback provisions that are intended to comply with Section 954 of Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and all regulations and rulemaking thereunder. Specifically, if, as a result of material non-compliance with any financial information required to be reported under securities laws, the Company is required to prepare a restatement of its financial statements and the Compensation Committee determines that such amounts are to be repaid, then any awards or payments made to executives will be forfeited or repaid with the amount of such forfeiture or repayment to be equal to the difference between the award or payment received and the amount, if any, of the award or payment that would have been granted or issued based on the restated financial statements.
Prohibition on Pledging or Hedging Company Stock
Our Insider Trading Policy provides that no insider may pledge the Company’s securities or hold the Company’s securities in a margined account. Further, our policy prohibits our insiders and employees from buying or selling options, warrants, puts and calls or similar instruments on the Company’s securities, selling the Company’s securities short or entering into hedging transactions or similar arrangements with respect to the Company’s securities. For purposes of our Insider Trading Policy, a copy of which can be found on our website, insiders include, among others, our officers and directors.
Director and Officer Stock Ownership Guidelines
In December 2016, we implemented a stock ownership guidelines policy (the “Ownership Guidelines”) for our non-employee directors and certain of our executive officers (as designated by the Board) in order to align the financial interests of such executive officers and non-employee directors with those of the

Company’s stockholders and to further promote the Company’s commitment to sound corporate governance. The stock ownership guidelines were amended in 2018. The stock ownership requirements are as follows:
Position	Value of Shares
Chief Executive Officer	5 times base salary
Chief Customer Experience Officer	3 times base salary
Chief Financial Officer	2 times base salary
Executive Officers (other than the Chief Executive Officer and Chief Financial Officer)	1 times base salary
Non-Employee Directors	2.5 times annual board retainer (exclusive of committee compensation but inclusive of supplemental base retainer for the Board chairperson)
The participants in the Ownership Guidelines are expected to meet the applicable guideline no more than five years after first becoming subject to them and are expected to continuously own sufficient shares to meet the applicable guideline once attained. Although having five years after first becoming subject to the Ownership Guidelines to meet the applicable guideline, as of December 31, 2018, Messrs. Roper and Wade and Ms. Taylor already meet the guideline applicable to each of them. All of our executive officers and directors were in compliance with the holding guidelines in the Ownership Guidelines in 2018. Stock that may be considered in determining compliance with the Ownership Guidelines includes:
•
Shares owned directly by the participant or indirectly by the participant through (i) his or her immediate family members (as defined in the Ownership Guidelines) residing in the same household or (ii) trusts for the benefit of the participant or his or her immediate family members;

•
Vested shares of restricted stock held by the participant;

•
Shares underlying vested stock options held by the participant that are “in the money”; and

•
Shares held pursuant to the Lumber Liquidators Holdings, Inc. Outside Director Deferral Plan (the “Deferral Plan”) (i.e., deferred stock units).

The Compensation Committee is responsible for monitoring the application of the Ownership Guidelines.
Tax Deductibility Under Section 162(m)
Section 162(m) of the Internal Revenue Code generally sets a limit of  $1 million on the amount of compensation that we may deduct for federal income tax purposes in any given year with respect to the compensation of each of our named executive officers. For years beginning prior to January 1, 2018, under Section 162(m) of the Internal Revenue Code the $1 million limitation did not apply to qualified performance-based compensation that satisfied certain requirements, including, among others, approval of the material terms of the plan by our stockholders. Effective for the years beginning on or after January 1, 2018, there is no exception under the Tax Act, which was signed into law on December 22, 2017, for qualified performance-based compensation from the Section 162(m) limitation; although a transition rule applies in some circumstances for outstanding awards. We consider the impact of the deduction limit under Section 162(m) when developing and implementing our executive compensation programs. We intend to design our executive compensation arrangements to be consistent with our best interests and the interests of our shareowners. We believe that it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) of the Internal Revenue Code. Amounts paid under our compensation programs may not be deductible as the result of Section 162(m). To the extent we determine it to be consistent with our best interests and the interests of our stockholders, we intend to preserve, to the extent practicable, the applicability of the transition rule to existing awards. However, there is no guaranty that such transition status can or will be applicable.

Retirement, Deferred Compensation and Pension Plans
Our executive officers who are eligible may participate at their election in our 401(k) retirement savings plan that provides all employees with an opportunity to contribute up to 50% of their eligible compensation, subject to Internal Revenue Service limitations, to the plan on a tax-deferred basis to be invested in specified investment options and distributed upon their retirement. In addition, a Roth feature allows all employees to contribute up to 50% of their eligible compensation on an after-tax basis. Consistent with the 401(k) plan, we match 100% of the first 3% of employee contributions and 50% of the next 2% of employee contributions. This matching contribution is allocated to both traditional 401(k) deferrals and Roth contributions. Employees are immediately 100% vested in the Company’s matching contributions. In 2018, Messrs. Knowles, Agard, Tyson and Reeves contributed to the 401(k) plan and received matching contributions consistent with our company-wide program described above.
The Board has not adopted any plans for the deferral of executive compensation or for the payment of defined benefits or pensions based on an executive officer’s salary and/or years of service. In addition, we have not adopted a supplemental executive retirement plan or other “excess plan” that pays benefits to highly compensated executives whose salaries exceed the Internal Revenue Service’s maximum allowable salary for qualified plans.
Advisory Votes on Executive Compensation
At the 2018 Annual Meeting, the stockholders voted in favor of an annual say-on-pay vote and the Company has elected to follow such advisory vote. Accordingly, at the Company’s 2018 Annual Meeting of Stockholders, the Compensation Committee considered the results of the advisory vote by stockholders on executive compensation, or the “say-on-pay” vote. 95.7% of votes cast were in favor of the compensation program offered to the Company’s named executive officers. The Compensation Committee reviewed the “say-on-pay” voting results and considered other factors in assessing the Company’s executive compensation program as discussed in the Proxy Statement. After considering these voting results and factors, the Compensation Committee reviewed and recommended to the Board, and the Board implemented, similar objectives, program and rationale for the compensation of our named executive officers in 2018, as disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying compensation narrative.
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the subsequent rules and regulations promulgated by the SEC, we are including a non-binding advisory resolution approving the compensation of our named executive officers. The vote on this proposal will be non-binding on the Board and us and will not be construed as overruling a decision by the Board or us. This vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the Compensation Committee values the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future decisions on executive compensation, as it deems appropriate.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based upon that review and discussion, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the Securities and Exchange Commission.
COMPENSATION COMMITTEE
Martin F. Roper, Chairperson
Terri Funk Graham
David A. Levin
Famous P. Rhodes
Nancy M. Taylor

Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee will be or have ever been one of our officers or employees. None of our executive officers serves or has served as a member of the board of directors or compensation committee, or similar committee, of any other company whose executive officer(s) served as a member of our Board or our Compensation Committee.
Annual Compensation of Named Executive Officers
Summary Compensation Table
The following table and descriptions set forth information concerning compensation paid to or earned by the one (1) president and chief executive officer and the one (1) chief financial officer who served during 2018, and the three other most highly compensated individuals who were serving as our executive officers at the end of the 2018 fiscal year and whose annual salary and bonus exceeded $100,000 during the 2018 fiscal year. We refer to these individuals throughout this Proxy Statement as our named executive officers.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Dennis R. Knowles(3) President and chief executive officer	2018	715,825	—	937,482	312,498	334,747	22,141	2,322,693
	2017	661,623	—	499,989	499,992	705,313	15,415	2,382,332
	2016	444,807	—	—	999,996	—	53,636	1,498,439
Martin D. Agard(4) Former chief financial officer	2018	449,454	—	142,494	47,499	124,124	28,391	791,962
	2017	435,000	—	—	—	272,721	115,441	823,162
	2016	113,769	—	174,998	525,000	—	36,233	850,000
Charles E. Tyson(5) Chief customer experience officer	2018	278,913	—	—	999,996	94,268	69,039	1,442,216
M. Lee Reeves(6) Chief legal officer and corporate secretary	2018	385,122	—	—	—	88,881	199,468	673,471
	2017	198,095	—	349,976	349,986	117,334	183,733	1,199,124
Jennifer Bohaty(7) Chief ethics and compliance officer	2018	202,043	20,000	149,993	149,992	51,944	112,739	686,711

(1)
The amounts in this column reflect the aggregate grant date fair value of stock and option awards granted during the year computed in accordance with ASC 718, Compensation-Stock Compensation. For a discussion of the assumptions relating to these valuations, see Note 7 — Stock-Based Compensation to our audited financial statements included in Item 8 of the Form 10-K filed with the SEC on March 18, 2019.

(2)
The amounts in the column reflect annual cash bonus awards through our non-equity incentive plan, referred to as our “Bonus Plan,” earned in the year noted but typically paid in the first quarter of the following year.

(3)
All other compensation includes $13,603, $15,415 and $7,815 in health benefits, group health plan contributions and life insurance premiums for 2018, 2017 and 2016, respectively, $45,821 in relocation expense reimbursement in 2016, and $8,538 in 2018 in matching contributions to our 401(k) plan.

(4)
All other compensation includes $17,391, $11,416 and $1,028 in health benefits, group health plan contributions and life insurance premiums in 2018, 2017 and 2016, respectively, $91,979 and $35,205 in relocation expense reimbursement in 2017 and 2016, respectively, and $11,000 and $12,046 in 2018 and 2017, respectively, in matching contributions to our 401(k) plan.

(5)
Mr. Tyson was not a named executive officer in 2017 or 2016. All other compensation in 2018 includes $3,544 in health benefits, group health plan contributions and life insurance premiums, $3,462 in matching contributions to our 401(k) plan, $4,550 in COBRA reimbursements, and $57,483 in relocation expense reimbursement.

(6)
Mr. Reeves was not a named executive officer in 2016. All other compensation includes $17,391 and $4,279 in health benefits, group health plan contributions and life insurance premiums in 2018 and 2017, respectively, $11,000 and $3,850 in matching contributions to our 401(k) plan in 2018 and 2017, respectively, and $171,077 and $175,604 in relocation expense reimbursement in 2018 and 2017, respectively.

(7)
Ms. Bohaty was not a named executive officer in 2017 or 2016. All other compensation in 2018 includes $8,452 in health benefits, group health plan contributions and life insurance premiums and $104,287 in relocation expense reimbursement.

Grants of Plan-Based Awards
The following table provides information on grants of plan-based awards made to our named executive officers during fiscal 2018:
Grants of Plan-Based Awards for Fiscal Year 2018
Name	Award Type	Grant Date	Option Award Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
				Threshold ($)(2)	Target ($)	Maximum ($)(3)	Threshold (#)	Target (#)	Maximum (#)
Dennis R. Knowles	Annual Bonus Plan			181,250	725,000	1,450,000
	Stock Options	3/2/2018	3/2/2018								25,869(5)	23.31	312.498
	Restricted Stock	3/2/2018	3/2/2018				13,406	26,812	53,624	13,406(5)			937,482
Martin D. Agard	Annual Bonus Plan			67,208	268,830	537,660
	Stock Options(6)	3/2/2018	3/2/2018								3,932(5)	23.31	47,499
	Restricted Stock(6)	3/2/2018	3/2/2018				2,037	4,075	8,150	2,038(5)			142,494
Charles E. Tyson	Annual Bonus Plan			51,042	204,167	408,334
	Stock Options	8/3/2018	8/3/2018								98,328(7)	19.49	999,996
M. Lee Reeves	Annual Bonus Plan			48,125	192,500	385,000
Jennifer Bohaty	Annual Bonus Plan			28,125	112,500	196,875
	Stock Options	5/4/2018	5/4/2018								13,786(8)	20.87	149,992
	Restricted Stock	5/4/2018	5/4/2018							7,187(8)			149,993

(1)
These amounts reflect the potential range of payments for 2018 under the Bonus Plan. The actual payments are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
The amounts reflect the threshold payments under the Bonus Plan, which are 25% of the Target Bonus.

(3)
The amounts reflect the greatest potential payments under the Bonus Plan, which are 200% of the Target Bonus for Messrs. Knowles, Agard, Tyson and Reeves and 175% of the Target Bonus for Ms. Bohaty.

(4)
The amounts reflect a range of performance-based restricted stock that vests, if at all, based on achievement of performance targets with a two-year performance period with 50% of any shares earned vesting at the end of the two-year performance period and the other 50% vesting three years from the date of grant of March 2, 2018. The amounts under Threshold reflect the threshold award under the restricted stock awards, which are 50% of the target amount. The amounts under Maximum reflect the greatest potential award under the restricted stock awards, which are 200% of the target amount. The Compensation Committee will determine the performance against pre-established targets to determine payout of performance stock awards, if any, at the end of the vesting period.
(5)
The grants provided for vesting in equal annual amounts on the first four anniversary dates following the date of grant of March 2, 2018.

(6)
Mr. Agard was no longer an employee of the Company as of April 5, 2019. Therefore, all of his unvested stock option and restricted stock awards were forfeited as of such date.

(7)
The grants provided for vesting in equal annual amounts on the first three anniversary dates following the date of grant of August 3, 2018.

(8)
The grants provided for vesting in equal annual amounts on the first four anniversary dates following the date of grant of May 4, 2018.

Discussion of the Summary Compensation Table and Grants of Plan-Based Awards Table
The named executive officers have certain employment or other arrangements discussed below and also may have certain severance arrangements that are discussed in more detail under “Potential Payments Upon Termination or Change of Control” beginning on page 27.
Agreements with Dennis R. Knowles.   At the time of his hire as Chief Operating Officer, we entered into an offer letter agreement with Mr. Knowles, which was subsequently amended in November 2016 in connection with his appointment to President and Chief Executive Officer, which set forth his base starting salary (which was increased in November 2016 in connection with his appointment to President and Chief Executive Officer and, as discussed above, again in April 2017), other compensation matters in connection with his hire and certain initial terms relating to his employment. In addition, in 2018, we entered into a Severance Agreement with Mr. Knowles, which is discussed in more detail under “Potential Payments Upon Termination or Change of Control,” that, among other things, changed Mr. Knowles’ severance arrangements from what was in his offer letter agreement.
Agreements with Martin D. Agard.   At the time of his hire, we entered into an offer letter agreement with Mr. Agard which set forth his base starting salary, other compensation matters in connection with his hire and certain initial terms relating to his employment. In addition, in 2018, we entered into a Severance Agreement with Mr. Agard, which is discussed in more detail under “Potential Payments Upon Termination or Change of Control,” that, among other things, changed Mr. Agard’s severance arrangements from what was in his offer letter agreement. Mr. Agard did not receive any benefits under this offer letter or Severance Agreement in connection with his resignation on April 5, 2019.
Agreements with Charles E. Tyson.   At the time of his hire, we entered into an offer letter agreement with Mr. Tyson which set forth his starting base salary, other compensation matters in connection with his hire and certain initial terms relating to his employment. In addition, in connection with his hire, in 2018, we entered into a Severance Agreement with Mr. Tyson, which is discussed in more detail under “Potential Payments Upon Termination or Change of Control,” that, among other things, set forth Mr. Tyson’s severance arrangements as were set forth in his offer letter agreement.
Agreements with M. Lee Reeves.   At the time of his hire, we entered into an offer letter agreement with Mr. Reeves which set forth his starting base salary, other compensation matters in connection with his hire and certain initial terms relating to his employment. In addition, in 2018, we entered into a Severance Agreement with Mr. Reeves, which is discussed in more detail under “Potential Payments Upon Termination or Change of Control,” that, among other things, changed Mr. Reeves’ severance arrangements from what was in his offer letter agreement.
Agreements with Jennifer Bohaty.   At the time of her hire, we entered into an offer letter agreement with Ms. Bohaty which set forth her base starting salary, other compensation matters in connection with her hire and certain initial terms relating to her employment. In addition, in 2018, we entered into a Severance Agreement with Ms. Bohaty, which is discussed in more detail under “Potential Payments Upon Termination or Change of Control,” that, among other things, changed Ms. Bohaty’s severance arrangements from what was in her offer letter agreement.

For additional information concerning our executive compensation policies, see “Compensation Discussion and Analysis” above.
Outstanding Equity Awards at Fiscal Year-End 2018
The following table sets forth the outstanding equity awards as of the end of the 2018 fiscal year for each of our named executive officers:
Outstanding Equity Awards at Fiscal Year-End 2018
Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Dennis R. Knowles	50,000(1)	50,000(1)	12.01	3/3/2026	—	—
	26,143(2)	26,144(2)	15.31	8/1/2026	—	—
	11,170(3)	33,512(3)	21.89	5/5/2027	22,841(4)	217,446
	—(5)	25,869(5)	23.31	3/2/2028	40,218(6)	382,875
Martin D. Agard(13)	35,000(7)	35,000(7)	15.02	11/3/2026	5,826(7)	55,464
	—(5)	3,932(5)	23.31	3/2/2028	6,113(8)	58,196
Charles E. Tyson	—	98,328(9)	19.49	8/3/2028	—	—
M. Lee Reeves	6,255(10)	12,511(10)	36.49	8/4/2027	7,194(11)	68,487
Jennifer Bohaty	—	13,786(12)	20.87	5/4/2028	7,187(12)	68,420

(1)
The grants provided for vesting in equal annual amounts on the first four anniversary dates following the date of grant of March 3, 2016.

(2)
The grants provided for vesting in equal annual amounts on the first four anniversary dates following the date of grant of August 1, 2016.

(3)
The grants provided for vesting in equal annual amounts on the first four anniversary dates following the date of grant of May 5, 2017.

(4)
The grants provided for full vesting on May 5, 2020, the third anniversary of the date of grant.

(5)
The grants provided for vesting in equal annual amounts on the first four anniversary dates following the date of grant of March 2, 2018.

(6)
Includes 13,406 time-based grants provided for vesting in equal annual amounts on the first four anniversary dates following the date of grant of March 2, 2018 and 26,812 performance-based grants that, subject to meeting the applicable performance targets set forth in the grant agreement, 50% of which will vest on the two-year anniversary of the date of grant and the other 50% will vest on the three-year anniversary of the date of grant.

(7)
The grants provided for vesting in equal annual amounts on the first four anniversary dates following the date of grant of November 3, 2016.

(8)
Includes 2,038 time-based grants provided for vesting in equal annual amounts on the first four anniversary dates following the date of grant of March 2, 2018 and 4,075 performance-based grants that, subject to meeting the applicable performance targets set forth in the grant agreement, 50% of which will vest on the two-year anniversary of the date of grant and the other 50% will vest on the three-year anniversary of the date of grant.

(9)
The grants provided for vesting in equal annual amounts on the first three anniversary dates following the date of grant of August 3, 2018.

(10)
The grants provided for vesting in equal annual amounts on the first three anniversary dates following the date of grant of August 4, 2017.

(11)
The grant provided for vesting in equal annual amounts on the first four anniversary dates following the date of grant of August 4, 2017.

(12)
The grants provided for vesting in equal annual amounts on the first four anniversary dates following the date of grant of May 4, 2018.

(13)
Mr. Agard was no longer an employee of the Company as of April 5, 2019. Therefore, all of his unvested stock option and restricted stock awards were forfeited as of such date.

Option Exercises and Stock Vested for 2018
The following table provides information concerning the exercises of stock options and the vesting of restricted stock during the fiscal year 2018 on an aggregated basis for each of our named executive officers:
Option Exercises and Stock Vested for Fiscal Year-End 2018
	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dennis R. Knowles	—	—	—	—
Martin D. Agard	—	—	2,913	36,616
Charles E. Tyson	—	—	—	—
M. Lee Reeves	—	—	2,397	46,718
Jennifer Bohaty	—	—	—	—
Potential Payments Upon Termination or Change of Control
We have agreed to provide payments or other benefits to our named executive officers under certain scenarios related to a termination of employment. This section describes those payments and benefits and events that trigger them.
Severance Agreements with Dennis R. Knowles, Martin D. Agard, Charles E. Tyson, M. Lee Reeves and Jennifer Bohaty.   As previously discussed, in 2018 we entered into Severance Agreements with Messrs. Knowles, Agard, Tyson, Reeves, and Ms. Bohaty. Under the terms of the Severance Agreements, if we terminate the executive’s employment other than for cause (as defined in the Severance Agreements), death, or disability (as defined in the Severance Agreements), or the executive terminates employment for good reason (as defined in the Severance Agreements), in either case during the term of the Severance Agreement and outside of a change in control period (as defined in the Severance Agreements) or, if inside a change in control period, where the change in control is not consummated, the executive will be entitled to the following:
(i) the executive’s annualized base salary as of the date of termination in the form of salary continuation for the twelve (12) months beginning on the date of termination;
(ii) any accrued and unpaid bonus for any prior completed fiscal year in a single lump sum on the date the bonus would have been paid to the executive had the executive continued employment with us;
(iii) the greater of the target bonus or the actual bonus for the year the executive’s employment is terminated (prorated based on the number of days the executive remained employed with us during the year of termination) in a single lump sum on the date the bonus would have been paid to the executive had the executive continued employment with us;

(iv) any vested accrued amounts that the executive is entitled to receive upon termination of the executive’s employment under any Company benefit policy, plan or other arrangement in which the executive participated prior to termination in accordance with the terms of such benefit policy, plan or other arrangement; and
(v) continued medical insurance coverage for the executive and the executive’s dependents under such medical insurance plans and programs for twelve (12) months following the date of termination and, during such period, payment by us of the portion, if any, of such medical insurance premiums that we pay for our active employees each month.
Under the terms of the Severance Agreements, if we terminate the executive’s employment other than for cause, death or disability, or the executive terminates employment for good reason, in either case during the term of the Severance Agreement and inside a change in control period and the relevant change in control occurs, the executive will be entitled to the benefits outlined in (ii)-(v) above and to the following:
(a) the executive’s annualized base salary as of the date of termination in the form of salary continuation for the twenty-four (24) months in case of Mr. Knowles and eighteen (18) months in case of Messrs. Agard, Tyson, Reeves, and Ms. Bohaty beginning on the date of termination;
(b) continued medical insurance coverage for the executive and the executive’s dependents for twenty-four (24) months in case of Mr. Knowles and eighteen (18) months in case of Messrs. Agard, Tyson, Reeves, and Ms. Bohaty following the date of termination and, during such period, payment by us of the portion, if any, of such medical insurance premiums that we pay for our active employees each month (provided, however, if such coverage cannot be extended, we may either provide comparable coverage or pay monthly premiums to the executive equal to the cost of such coverage); and
(c) accelerated vesting of all unvested stock options, stock appreciation rights, restricted stock, restricted stock units and other equity awards previously granted to the executive by us or our subsidiaries (at target to the extent vesting would be based on the achievement of performance conditions other than continued employment or service) and such stock options and stock appreciation rights shall remain outstanding and exercisable, to the extent vested, until the earlier of  (i) the original expiration date of such stock options and stock appreciation rights or (ii) the one-year anniversary of the later of the termination date or the date such stock option or stock appreciation right becomes vested and exercisable.
As a condition to the receipt of any compensation and other benefits under the Severance Agreements, the executive is required to enter into a confidential waiver and release agreement. Any breach by the executive of the terms of the executive’s Non-Compete Agreement will constitute a material breach of the Severance Agreement, resulting in the waiver or forfeiture of all rights to future payments and benefits under the Severance Agreement and the requirement that the executive reimburse us for any compensation and benefits previously received by the executive under the Severance Agreement.
The original term of the Severance Agreements expires on December 31, 2021 and will automatically renew for successive one-year periods unless notice of non-renewal is previously given by either party to the other; provided, however, that the Severance Agreements will be extended automatically during any change in control period.
In addition to the payments and benefits described above, the agreements pursuant to which equity awards have been granted to the named executive officers contain provisions for accelerated vesting (i) upon a change in control of the Company or (ii) upon a change in control of the Company and the termination of the named executive officer’s employment with the Company (or any related company) for “good reason” or such termination is not a “termination for cause”, depending on the award agreement applicable to a particular equity award.

The following table shows the value to our named executive officers of benefits provided assuming termination inside a change in control period as of December 31, 2018:
Name	Cash Severance ($)(1)	Health and Welfare Benefits ($)	Benefit Policy(2) ($)	Unvested Stock Options at 12/31/2018(3) (#)	Exercise Price of Unvested Stock Options ($)	Unvested Stock Awards at 12/31/2018(3) (#)	Total Value of Stock Options or Award that may Accelerate Upon Change in Control ($)(4)	Total Value of Benefits Provided Upon Termination and Change of Control ($)
Dennis R. Knowles	1,784,747	32,149	67,712	50,000	12.01	—	—	2,484,929
				26,144	15.31	—	—
				33,512	21.89	—	—
				—	—	22,841	217,446
				25,869	23.31	—	—
				—	—	40,218	382,875
Martin D. Agard	796,199	21,309	43,082	35,000	15.02	—	—	974,250
				—	—	5,826	55,464
				3,932	23.31	—	—
				—	—	6,113	58,196
Charles E. Tyson	844,268	14,899	48,077	98,328	19.49	—	—	907,244
M. Lee Reeves	666,381	21,309	37,020	12,511	36.49	—	—	793,197
				—	—	7,194	68,487
Jennifer Bohaty	501,944	14,496	28,846	13,786	20.87	—	—	613,706
				—	—	7,187	68,420

(1)
Represents (i) annualized base salary as of the date of termination in the form of salary continuation for the twenty-four (24) months in case of Mr. Knowles and eighteen (18) months in case of Messrs. Agard, Tyson, Reeves, and Ms. Bohaty beginning on the date of termination, (ii) any accrued and unpaid bonus for any prior completed fiscal year in a single lump sum on the date the bonus would have been paid to the executive had the executive continued employment and (iii) the greater of the target bonus or the actual bonus for the year the executive’s employment is terminated (prorated based on the number of days the executive remained employed with us during the year of termination) in a single lump sum on the date the bonus would have been paid to the executive had the executive continued employment.

(2)
Amount represents accrued but unused PTO and assumes payout of maximum days allowable.

(3)
Upon change in control and the termination of the named executive officer’s employment with the Company (or any related company) for “good reason” or such termination is not a “termination for cause,” 100% of the unvested options or awards vest.

(4)
Represents the value of unvested stock options and awards based on the closing price of our common stock on December 31, 2018, which was $9.52.

The following table shows the value to our named executive officers of benefits provided assuming termination outside a change in control period as of December 31, 2018 (or, if inside a change in control period, where the change in control is not consummated):
Name	Cash Severance ($)(1)	Health and Welfare Benefits ($)	Benefit Policy(2) ($)	Total Value of Benefits Provided Upon Termination Outside a Change of Control ($)
Dennis R. Knowles	1,059,747	16,075	67,712	1,143,534
Martin D. Agard	572,174	14,206	43,082	629,462
Charles E. Tyson	594,268	9,933	48,077	652,278
M. Lee Reeves	473,881	14,206	37,020	525,107
Jennifer Bohaty	351,944	9,664	28,846	390,454

(1)
Represents (i) annualized base salary as of the date of termination in the form of salary continuation for (12) months beginning on the date of termination, (ii) any accrued and unpaid bonus for any prior completed fiscal year in a single lump sum on the date the bonus would have been paid to the executive had the executive continued employment and (iii) the greater of the target bonus or the actual bonus for the year the executive’s employment is terminated (prorated based on the number of days the executive remained employed with us during the year of termination) in a single lump sum on the date the bonus would have been paid to the executive had the executive continued employment.

(2)
Amount represents accrued but unused PTO and assumes payout of maximum days allowable.

Pay Ratio
As required by Item 402(u) of Regulation S-K, we are providing the following information regarding pay ratios. Our pay ratio is a reasonable estimate and has been calculated in a manner consistent with SEC rules based on the methodology described below. For the year ended December 31, 2018:
•
The median of the annual total compensation of all of our employees (other than Mr. Knowles, our president and chief executive officer) was $42,019;

•
The annual total compensation of Mr. Knowles was $2,322,693; and

•
Based on the information above, the ratio of the annual total compensation of our president and chief executive officer to the median of the annual total compensation of all employees is 55.3 to 1.

In accordance with Instruction 2 of Item 402(u) of Regulation S-K, we used the same median employee from our 2017 pay ratio calculation disclosed in our 2018 proxy statement for our 2018 pay ratio calculation because we reasonably believe that there has been no change in our employee population and employee compensation arrangements that we believe would significantly impact our pay ratio disclosure. The methodology that we used and the material assumptions, adjustments and estimates that we used to identify the median employee in 2017, the first year we disclosed our pay ratio calculation, and then determine annual total compensation for 2018 were as follows:
Employee population in 2017.   As of December 22, 2017, our employee population consisted of approximately 2,109 individuals, with 2,043 employees, representing approximately 97% of our total employee population located in the United States and 66 employees, representing approximately 3% of our total employee population, located outside of the United States. Our employee population for purposes of identifying our median employee was 2,043, after taking into consideration the de minimis adjustment permitted by the SEC rules. We excluded approximately 30 individuals that were located in Canada and approximately 36 individuals that were located in China under the de minimis exception because these non-U.S. employees account for less than 5% of our total employees.

Identification of Median.   For 2017, to identify the median of the annual total compensation of all of our employees (other than Mr. Knowles), we reviewed the annual wages of each of our employees as reported on box 5 of their W-2 tax forms (the “reported compensation”). In making this calculation, we annualized the reported compensation of all permanent employees who were hired in the year ended December 22, 2017, but did not work for us for the entire year. We did not make any cost of living adjustments to the reported compensation in identifying the median employee. Using this methodology, we determined that our 2017 median employee was a full-time, hourly employee located in the U.S. With respect to this median employee, we then identified and calculated the elements of such employee’s compensation for the year ended December 31, 2018 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation in the amount of  $42,019.
Identification of Annual Total Compensation for our President and Chief Executive Officer.   With respect to the annual total compensation of Mr. Knowles, we used the amount reported in the “Total” column of our 2018 Summary Compensation Table included in this Proxy Statement.
Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2018, with respect to compensation plans under which shares of our common stock are authorized for issuance:
	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (#)	Weighted-average Exercise Price of Outstanding Options and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)
Equity Compensation Plans Approved by Security Holders
– 2007 Equity Compensation Plan(1)(2)	25,621(3)	23.33(4)	—
– Amended and Restated 2011 Equity Compensation Plan(1)(5)	733,434(6)	22.96(4)	927,754
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	759,055	22.97(4)	927,754

(1)
In 2016, the Board adopted, and the stockholders approved, the 2011 Plan to amend and restate the previous version of the 2011 Plan (the “Previous 2011 Plan”). In 2011, the Board adopted, and the stockholders approved, the Previous 2011 Plan to succeed the 2007 Equity Compensation Plan (the “2007 Plan”). As a result, no further awards will be granted under the 2007 Plan.

(2)
The 2007 Plan permitted the grant of non-qualified and incentive stock options and other stock-based awards to our employees, non-employee directors and other service providers.

(3)
Includes stock options to purchase 14,264 shares and 11,357 unvested shares of restricted stock.

(4)
Weighted average exercise price of outstanding options; excludes restricted stock awards.

(5)
The 2011 Plan permits the grant of non-qualified and incentive stock options and other stock-based awards, including, without limitation, restricted stock, restricted stock units, unrestricted stock awards and stock appreciation rights, to our employees, non-employee directors and other service providers. Award grants prior to the adoption of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) may have been made with the intention of qualifying under the requirements of Section 162(m) of the Internal Revenue Code as performance-based compensation. The 2011 Plan is administered by our Compensation Committee. There are 6,050,000 shares of our common stock authorized for issuance, subject to adjustment and reduced by (i) any shares that have been issued under the 2007 Plan and the Previous 2011 Plan, and (ii) any shares that are subject to outstanding awards under the 2007 Plan and the Previous 2011 Plan that have not been forfeited or cancelled. The maximum aggregate number of shares of Common Stock that may be issued under the 2011 Plan is 750,000 shares of Common Stock, plus the number of shares of Common Stock available for grant under the Previous 2011 Plan immediately prior to the 2011 Plan’s approval.
(6)
Includes stock options to purchase 718,321 shares and 15,113 unvested shares of restricted stock.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The Board, at the recommendation of the Nominating and Corporate Governance Committee, approves the compensation of our non-employee directors. Directors who are our employees do not receive compensation for their service on the Board or any Board committee. The following table sets forth the compensation for our non-employee directors in 2018.
Element of Compensation	2018 Compensation Amount(1)
Annual retainer	$120,000
Board Chair additional retainer	$100,000
Audit Committee Chair additional retainer	$20,000
Compliance and Regulatory Affairs Committee Chair additional retainer	$15,000
Compensation Committee Chair additional retainer	$10,000
Nominating and Corporate Governance Committee Chair additional retainer	$10,000
Audit Committee member additional retainer	$10,000
Compliance and Regulatory Affairs Committee member additional retainer	$10,000
Compensation Committee member additional retainer	$7,500
Nominating and Corporate Governance Committee member additional retainer	$5,000

(1)
Non-employee directors will receive 50% of the annual retainer in cash and 50% of the annual retainer in shares of restricted stock. In addition, the chairperson will receive 50% of the additional chair retainer in cash and 50% of the additional chair retainer in shares of restricted stock. Committee retainers will be paid in cash. The cash component of the retainers will be paid quarterly in arrears. The shares of restricted stock will vest at the next annual stockholders’ meeting, provided, however, if a director leaves the Board for any reason, the Compensation Committee may permit a pro rata portion of the shares of restricted stock to vest as of the date of termination from the Board. Any fractional shares will be paid in cash. We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred in connection with attending our board and committee meetings and permit our directors to participate in employee-discount programs available to all our employees.

2018 Non-Employee Director Compensation
As set forth above, in 2018, our non-employee directors received a portion of the payment for the retainers in restricted stock and a portion in cash. The restricted stock portion of the retainer was granted on the date of the 2018 Annual Meeting and vests on the date of the 2019 Annual Meeting. In calculating the number of shares of restricted stock reflecting the value of the retainers for our non-employee directors, we used the closing price of our common stock on the date of the grant. We reimburse directors for expenses incurred in connection with their service as directors, including travel expenses for meeting attendance. Furthermore, our equity award agreements for our directors contain clawback provisions, so that any such awards are subject to such deductions, repayment and clawback as may be required by any applicable law, government regulation or stock exchange listing requirement (or any policy adopted by us pursuant to any such law, government regulation or stock exchange listing requirement).
In addition to the compensation received by our non-employee directors for service on the Board or any standing Board committee, certain non-employee directors also received compensation in 2018 for service on the Special Committee, with such compensation set by the Board. The compensation for such service is described in more detail below.
During 2018, Ms. Taylor served as the chairperson of the Special Committee. The other members of the Special Committee were Messrs. Roper and Wade. The compensation to be paid to Ms. Taylor for serving as the chairperson of the Special Committee during 2018 was a monthly payment of  $15,000 for the months of January through November and $20,000 for the month of December of 2018. The compensation for the other members of the Special Committee until December 1, 2018 was $2,000 per meeting. Effective December 1, 2018, the compensation for other members of the Special Committee remained at $2,000 per meeting but, for any particular month, became capped at $15,000. The compensation for other members of the Board who are not members of the Special Committee and, at the request of the Special Committee, provide assistance to the Special Committee, is $1,000 per day for each day such director spends a meaningful portion of his day on the business of the Special Committee. For 2018, there were no such payments to directors who were not members of the Special Committee.
Such compensation in connection with the Special Committee was in the form of cash payments, with such payments subject to the Deferral Plan to the extent such member of the Special Committee elected to participate in the Deferral Plan.
The following table sets forth compensation earned by our directors who are not named executive officers in the fiscal year ended December 31, 2018:
Director Compensation in Fiscal 2018
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
W. Stephen Cannon(3)(4)	85,020	59,980	145,000
Terri Funk Graham(5)	15,633	38,786	54,419
David A. Levin(3)	77,520	59,980	137,500
Douglas T. Moore(3)	80,020	59,980	140,000
Famous P. Rhodes(3)(6)	66,238	87,416	153,654
Martin F. Roper(7)	169,020	59,980	229,000
Nancy M. Taylor(8)	307,513	109,987	417,500
Jimmie L. Wade(9)	176,020	59,980	236,000

(1)
Fifty percent (50%) of each non-employee director’s annual retainer is received in cash.

(2)
The amounts in this column reflect the aggregate grant date fair value of awards granted during the year computed in accordance with ASC 718, Compensation-Stock Compensation. Stock awards granted on May 23, 2018 had a grant date fair value of  $20.95 per share. For a discussion of the assumptions relating to these valuations, see Note 7 — Stock-Based Compensation to our audited financial statements included in Item 8 of the Form 10-K filed with the SEC on March 18, 2019.

(3)
Stock awards include 2,863 shares of restricted stock that were outstanding as of December 31, 2018.

(4)
Mr. Cannon is not standing for re-election, but served as a director throughout 2018.

(5)
Ms. Graham was appointed to the Board on September 28, 2018 and received a prorated number of shares of common stock awards granted on October 31, 2018 that had a grant date fair value of  $11.96 per share. These shares (3,243) will vest at the 2019 Annual Meeting.

(6)
In addition to the shares awarded at the 2018 Annual Meeting, Mr. Rhodes was awarded a prorated number of shares of common stock that were granted on March 1, 2018 that had a grant date fair value of  $23.35 per share. These shares (1,175) vested at the 2018 Annual Meeting.

(7)
Stock awards include 2,863 shares of restricted stock that were outstanding as of December 31, 2018, which were deferred under the Deferral Plan. For the column “Fees Earned or Paid in Cash”, this amount includes (i) $80,020 of cash earned in connection with his service on the Board and applicable standing committees that was deferred under the Deferral Plan and (ii) $89,000 of cash earned in connection with his service on the Special Committee that was deferred under the Deferral Plan.

(8)
Stock awards include 5,250 shares of restricted stock that were outstanding as of December 31, 2018. For the column “Fees Earned or Paid in Cash”, this amount includes (i) $122,513 of cash earned in connection with her service on the Board and applicable standing committees and (ii) $185,000 of cash earned in connection with her service on the Special Committee.

(9)
Stock awards include 2,863 shares of restricted stock that were outstanding as of December 31, 2018. For the column “Fees Earned or Paid in Cash”, this amount includes (i) $85,020 of cash earned in connection with his service on the Board and applicable standing committees and (ii) $91,000 of cash earned in connection with his service on the Special Committee.

Outside Directors Deferral Plan
On November 21, 2008, the Board adopted the Deferral Plan under which each of our non-employee directors can defer receipt of all or a portion of his or her fees until such director’s departure from the Board. In so doing, the Board intended to provide an incentive to the non-employee directors to own shares of our common stock, thereby aligning their interests more closely with the interests of our stockholders. Deferral elections must be made by December 31 for the deferral of fees in the next calendar year.
Under the Deferral Plan, a non-employee director may elect to defer up to 100% of his or her compensation in 25% increments and have such compensation invested in deferred stock units. Deferred stock units attributable to the deferral of cash compensation are credited as of the day on which such compensation is otherwise payable in accordance with our then applicable director compensation policies (the “Payment Date”), and the number of deferred stock units is determined by dividing the deferred compensation payable on the Payment Date by the closing price of our common stock as of the Payment Date with partial shares being disregarded. Deferred stock units credited with respect to restricted stock awards are determined using the closing price as of the grant date of the award of such shares of common stock. Deferred stock units must be settled in common stock upon the director’s departure from the Board. There was an aggregate of 132,348 deferred stock units outstanding at December 31, 2018.

SECURITIES OWNERSHIP
Securities Ownership of Certain Beneficial Owners
The following table sets forth information regarding ownership of our common stock by each person (or group of affiliated persons) known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock and the shares of common stock owned by each director, by each named executive officer, and all of our directors and executive officers as a group as of March 25, 2019. Unless otherwise indicated below, the address of each beneficial owner listed below is c/o Lumber Liquidators Holdings, Inc., 3000 John Deere Road, Toano, Virginia 23168.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
5% or Greater Owners
Blackrock, Inc.(3) 55 East 52nd Street New York, NY 10022	4,749,908	16.6%
T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street Baltimore, MD 21202	3,127,167	10.9%
The Vanguard Group(5) 100 Vanguard Boulevard Malvern, PA 19355	2,954,984	10.3%
Neil Gagnon(6) 1370 Avenue of the Americas, 24th Floor New York, NY 10019	1,838,289	6.4%
Directors and Executive Officers
Martin D. Agard(7)	48,096	*
Jennifer Bohaty(8)	19,021	*
W. Stephen Cannon(9)	10,602	*
Terri Funk Graham	3,243	*
Dennis R. Knowles(10)	218,191	*
David A. Levin	5,781	*
Douglas T. Moore	21,019	*
M. Lee Reeves(11)	36,707	*
Famous P. Rhodes	3,604	*
Martin F. Roper	100,999	*
Nancy M. Taylor	52,043	*
Charles E. Tyson	14,844	*
Jimmie L. Wade	35,064	*
All executive officers and directors as a group (14 persons)(12)	595,988	2.1%

*
Represents beneficial ownership of less than 1%.

(1)
Under the rules of the SEC, a person is deemed to be the beneficial owner of a security if that person, directly or indirectly, has or shares the power to direct the voting of the security or the power to dispose or direct the disposition of the security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the relevant date. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to beneficially owned shares of stock.

(2)
Based on 28,682,203 shares of the Company’s common stock outstanding as of March 25, 2019. In accordance with SEC rules, percent of class as of March 25, 2019 is calculated for each person and group by dividing the number of shares beneficially owned by the sum of the total shares outstanding plus the number of shares subject to options exercisable by that person or group within 60 days.

(3)
According to a Schedule 13G/A filed with the SEC on January 31, 2019, BlackRock, Inc., through certain of its subsidiaries, has sole power to vote or direct the vote of 4,682,686 shares and sole power to dispose or to direct the disposition of 4,749,908 shares of the Company’s common stock. Relevant subsidiaries of BlackRock, Inc. that are persons described in Rule 13d-1(b) include: (i) BlackRock (Netherlands) B.V., (ii) BlackRock Advisors, LLC; (iii) BlackRock Asset Management Canada Limited; (iv) BlackRock Asset Management Ireland Limited; (v) BlackRock Asset Management Schweiz AG; (vi) BlackRock Financial Management, Inc., (vii) BlackRock Fund Advisors; (viii) BlackRock Institutional Trust Company, National Association; (ix) BlackRock Investment Management (Australia) Limited; (x) BlackRock Investment Management (UK) Limited; and (xi) BlackRock Investment Management, LLC.

(4)
According to a Schedule 13G/A filed with the SEC on February 14, 2019 by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc., T. Rowe Price Associates, Inc. has beneficial ownership as to, and sole power to vote or to direct the vote of, 918,967 shares of the Company’s common stock, and has beneficial ownership as to, and sole power to dispose or to direct the disposition of, 3,127,167 shares of the Company’s common stock. T. Rowe Price Small-Cap Value Fund, Inc. has beneficial ownership of, and the sole power to vote or to direct the vote of, 2,202,300 shares of the Company’s common stock, and has beneficial ownership as to, and sole power to dispose or to direct the disposition of, 2,202,300 shares of the Company’s common stock.

(5)
According to a Schedule 13G/A filed with the SEC on February 11, 2019, The Vanguard Group (“Vanguard”), including through certain of its subsidiaries, has sole power to vote or direct the vote of 51,116 shares, sole power to dispose or to direct the disposition of 2,903,039 shares, shared power to vote or direct the vote of 2,532 shares, and shared power to dispose or to direct the disposition of 51,945 shares of the Company’s common stock. Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd. are subsidiaries of Vanguard and beneficially own 549,413 shares and 4,235 shares of the Company’s common stock, respectively.

(6)
According to a Schedule 13G/A filed with the SEC on January 18, 2019 by Neil Gagnon, Mr. Gagnon has sole voting and sole dispositive power over 113,758 shares, shared voting power over 1,549,243 shares and shared dispositive power over 1,724,531 shares. Mr. Gagnon is the managing member and principal owner of Gagnon Securities LLC (“GS”), an investment adviser and broker-dealer. Mr. Gagnon and GS, in its role as investment manager, may be deemed to share voting power over 1,191,132 shares and share dispositive power over 1,361,906 shares held in certain accounts by GS. GS and Mr. Gagnon expressly disclaim beneficial ownership of all securities held in such accounts. Mr. Gagnon is also the chief executive officer of Gagnon Advisors, LLC (“Gagnon Advisors”), an investment adviser. Mr. Gagnon and Gagnon Advisors, in its role as investment manager to Gagnon Investment Associates, LLC (“GIA”), a private investment fund, may be deemed to share voting and dispositive power over 313,243 shares. Mr. Gagnon and Gagnon Advisors expressly disclaim beneficial ownership of all securities held by GIA.

(7)
Mr. Agard no longer served as an employee of the Company as of April 5, 2019. However, he was still an executive officer as of March 25, 2019. Including 35,983 shares not currently owned but issuable upon the exercise of stock options awarded under our equity compensation plans that are currently exercisable or will become exercisable within 60 days.

(8)
Including 3,446 shares not currently owned but issuable upon the exercise of stock options awarded under our equity compensation plans that are currently exercisable or will become exercisable within 60 days.

(9)
Mr. Cannon is not standing for re-election to the Board, but was serving as a director as of March 25, 2019.

(10)
Including 129,950 shares not currently owned but issuable upon the exercise of stock options awarded under our equity compensation plans that are currently exercisable or will become exercisable within 60 days.

(11)
Including 6,255 shares not currently owned but issuable upon the exercise of stock options awarded under our equity compensation plans that are currently exercisable or will become exercisable within 60 days.

(12)
Including 183,966 shares not currently owned but issuable upon the exercise of stock options awarded under our equity compensation plans that are currently exercisable or will become exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our equity securities.
Based solely upon a review of Forms 3, Forms 4 and Forms 5 furnished to us under Rule 16a-3(e) during 2017, and written representations of our directors and officers, we believe that all directors, executive officers and beneficial owners of more than 10% of our common stock have filed with the SEC on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We have a formal written policy concerning related person transactions, a copy of which is available on our website. Under that policy, a related person transaction is a transaction, arrangement or relationship involving us, on the one hand, and (i) our director or executive officer, his or her immediate family members or any entity that any of them controls or in which any of them has a substantial beneficial ownership interest; or (ii) any person who is the beneficial owner of more than 5% of our voting securities or a member of the immediate family of such person. Related person transactions do not include (i) any employee benefit plan, policy, program, agreement or other arrangement that has been approved by the Board, the Compensation Committee or recommended by the Compensation Committee for approval by the Board, or (ii) any transaction (other than consulting or employment) in the ordinary course of business and/or in compliance with approved Company policy, if applicable, that does not involve an amount exceeding $100,000 in aggregate.
The Audit Committee evaluates each related person transaction for the purpose of recommending to the disinterested members of the Board whether the transaction is fair, reasonable and within our policy, and should be ratified and approved by the Board. At least annually, management will provide the Audit Committee with information pertaining to related person transactions. Related person transactions entered into, but not approved or ratified as required by the policy concerning related person transactions, will be subject to termination by us or the relevant subsidiary, if so directed by the Audit Committee, taking into account factors as it deems appropriate and relevant. During 2018, we did not have any related person transactions under the relevant standards.
AUDITOR INFORMATION
Ernst & Young served as our independent registered public accounting firm for the years ended December 31, 2018 and 2017. Representatives of Ernst & Young are expected to attend the Annual Meeting, be available to respond to appropriate questions from stockholders and have the opportunity to make a statement if they desire to do so.
Fees Paid to Independent Registered Public Accounting Firm
The following information is furnished with respect to the fees billed by our independent registered public accounting firm for each of the last two fiscal years:
	2018	2017
Audit Fees	$1,595,000	$1,498,100
Audit-Related Fees	4,340	1,695
Tax Fees	207,500	215,815
Total Fees	$1,806,840	$1,715,610

Audit fees:   The aggregate amount of fees billed to us by Ernst & Young for professional services rendered in connection with the audits of our annual consolidated financial statements and our international subsidiaries, the reviews of the consolidated financial statements for the fiscal quarters during the year and accounting consultations that relate to the audited consolidated financial statements and are necessary to comply with auditing standards.
Audit-Related fees:   The aggregate amount of fees billed to us by Ernst & Young for professional services rendered in connection with accounting consultations, principally related to SEC filing and reporting matters.
Tax fees:   The aggregate amount of fees billed to us by Ernst & Young for professional services related to federal, state and international tax return preparation, tax planning services and consultations on tax matters.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has determined that Ernst & Young’s rendering of all other non-audit services is compatible with maintaining auditor independence. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations projects. Each category is subject to a specific budget or quarterly dollar amount. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. The Audit Committee has delegated certain pre-approval authority to its Chairman. The Chairman must report any decisions to the Audit Committee at its next scheduled meeting. All services provided by Ernst & Young during 2017 and 2018 were pre-approved.
Audit Committee Report
The Audit Committee operates under a written charter adopted by the Board. The charter reflects the requirements of the Sarbanes-Oxley Act of 2002, the SEC and the NYSE. Each member of the Audit Committee is independent in accordance with the applicable rules of the NYSE, the SEC and our corporate governance guidelines.
The Audit Committee reviews and discusses the following matters with management and our independent registered public accounting firm, Ernst & Young LLP:
•
Quarterly and year-end results, consolidated financial statements and reports, prior to public disclosure.

•
Our disclosure controls and procedures, including internal control over financial reporting.

•
The independence of our registered public accounting firm.

•
Management’s report and the independent registered public accounting firm’s report and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee routinely meets with our internal auditors and independent registered public accounting firm, with and without management present.
The Audit Committee has oversight responsibilities only and it is not acting as an expert in accounting or auditing. The Audit Committee relies without independent verification on the information provided to its members and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that our consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States or that the audit of our consolidated financial statements by the independent auditors has been carried out in accordance with auditing standards set forth by the Public Company Accounting Oversight Board (“PCAOB”).
Management has the primary responsibility for the preparation of our 2018 consolidated financial statements and the overall reporting process, including the systems of internal control over financial reporting, and has represented to the Audit Committee that our 2018 consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. In accordance with the requirements established by the PCAOB Auditing Standard No. 1301, “Communications with Audit Committees,” these discussions included, among other things, a review of significant accounting policies, their application and estimates, and the independent registered public accounting firm’s judgment about our internal controls and the quality of our accounting practices.

The Audit Committee has received from the independent auditors written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditors’ independence, and has discussed with the independent auditors, the independent auditors’ independence.
Relying on these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.
AUDIT COMMITTEE
Jimmie L. Wade, Chairperson
W. Stephen Cannon
Famous P. Rhodes
Martin F. Roper

PROPOSAL TWO
RATIFICATION OF THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2019. We are asking the stockholders to ratify this selection.
Under its charter, the Audit Committee is responsible for the appointment, retention, compensation, evaluation and termination of our independent registered public accounting firm. To execute this responsibility, the Audit Committee engages in an annual evaluation of the external auditor’s qualifications, performance and independence. In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to the Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. Under its charter, the Audit Committee assures the regular rotation of the lead audit partner as required by law.
If our stockholders fail to ratify the selection of Ernst & Young, the Audit Committee and our Board will consider whether to retain Ernst & Young and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interest.
The affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to ratify the selection of the independent registered public accounting firm.
The Board of Directors recommends that you vote FOR the ratification of the selection by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
PROPOSAL THREE
ADVISORY (NON-BINDING) VOTE ON NAMED EXECUTIVE OFFICER
COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act and subsequent rules and regulations promulgated by the SEC require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with Item 402 of the Securities and Exchange Commission’s Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. This vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, we value the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future decisions on executive compensation, as we deem appropriate. We have elected to conduct this “say-on-pay” non-binding advisory vote annually. The next non-binding advisory vote to approve the compensation of our named executive officers will occur at the 2019 Annual Meeting of Stockholders
Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
As discussed in the Compensation Discussion and Analysis section above, we believe that the compensation structure for our named executive officers is appropriate, flexible and effective in attracting and retaining talented personnel. In our judgment, the compensation paid to our named executive officers includes a healthy balance between fixed and performance-based compensation as well as a blend between cash and equity components. Furthermore, we maintain that the compensation for our named executive officers is aligned with the interests of our stockholders through incentives based on increasing stockholder value. Finally, we believe that our compensation programs maintain an appropriate balance of risk and reward in relation to our business strategies and objectives.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee of the Board and will not be construed as overruling a decision by the Compensation Committee, the Board or the Company. To the extent there is any significant vote against our named executive officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.
The Board of Directors recommends that you vote FOR the proposed resolution approving the compensation of our named executive officers, as disclosed in this Proxy Statement.
PROPOSAL FOUR
AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED LUMBER
LIQUIDATORS HOLDINGS, INC. 2011 EQUITY COMPENSATION PLAN
Overview
The Board requests that stockholders approve an amendment and restatement of the 2011 Plan (the “Amendment”) to increase the number of shares of common stock authorized for issuance under the 2011 Plan by 1,750,000 shares. Other than the increase in the number of shares authorized for issuance under the 2011 Plan reflected in the proposed Amendment and certain administrative changes, there are no other changes proposed to the 2011 Plan. A summary of the material terms of the 2011 Plan appears below and a copy of the 2011 Plan, as amended and restated by the Amendment, is attached as Exhibit A to this Proxy Statement, all of which are incorporated herein by reference.
Share Increase
In 2016, the Board adopted, and the stockholders approved, the 2011 Plan to amend and restate the Previous 2011 Plan. The 2011 Plan enabled us to grant equity-based compensation awards designed to provide an additional incentive for our officers, employees, and directors and our related companies, as well as certain of our consultants, advisors and other key persons or a related company, who are critical to the achievement of our long-term financial and strategic goals. We believe that the Amendment, which amends the 2011 Plan to increase by 1,750,000 the shares of common stock authorized for issuance under the 2011 Plan, supports our ability to, among other things, attract, motivate and retain the most competent and skilled employees, which is a significant factor for our long-term success. Awards made under the 2011 Plan are designed to align the individual interests of our officers, employees and directors, as well as certain consultants, advisors and other key persons, with the interests of our stockholders and reward them for the creation of long-term stockholder value.
We believe that the number of shares currently available for issuance under the 2011 Plan will not be sufficient in view of our compensation structure and strategy and that the availability of the additional shares sought in this proposal will ensure that we continue to have a sufficient number of shares of common stock authorized for issuance of awards under the 2011 Plan. As a result, the Board has approved the Amendment, subject to the approval of our stockholders at the Annual Meeting.
As of March 25, 2019, there were 28,682,203 shares of common stock outstanding. As of March 25, 2019, there were options to purchase an aggregate of 705,819 shares of common stock outstanding under the 2011 Plan at a weighted-average exercise price of  $21.96 per share and a weighted-average remaining term of 7.53 years. As of March 25, 2019, there were 388,258 shares of common stock reserved for future issuance under the 2011 Plan, which is our only plan under which equity awards can currently be made to employees and non-employee directors. As of March 25, 2019, the closing price of a share of our common stock was $10.30.

Our Board and Compensation Committee carefully considered our compensation needs as well as our historical equity compensation practices in determining the number of shares to be subject to the 2011 Plan as amended by the Amendment. This analysis included reviewing our past equity compensation practices and assessing the number of shares likely to be needed for future grants, with our independent compensation consultants assisting in the analysis. In making the recommendation to increase the 2011 Plan’s share reserve by an additional 1,750,000 shares, we considered a number of factors, including:
Importance of Long-Term Equity Incentives.   Long-term equity incentives are an important component of our executive compensation program, motivating executives to make decisions that focus on creating long-term value for stockholders, aligning executives’ interests with the interests of stockholders and serving as an effective employment recruitment and retention tool. We consider our ability to have the capacity to provide long-term equity incentives to be critical to our success in those respects. If we do not increase the share reserve at the Annual Meeting, it would limit our flexibility to provide competitive compensation and thus our ability to attract, motivate and retain highly qualified talent.
Historical Burn Rate.   We are committed to managing the use of our equity incentives prudently to balance the benefits equity compensation brings to our compensation program with the dilution it causes our stockholders. As part of our analysis when considering the proposed share increase, we considered the 2011 Plan’s “burn rate,” or the number of shares subject to equity awards granted since our initial public offering in November 2007, divided by the weighted average number of shares outstanding for that period. We also considered that since 2015 we made multiple new hires and promotions to our senior leadership team and implemented a retention program for our employees. In connection with these initiatives, we made equity grants from the 2011 Plan. We believe these initiatives were necessary to position the Company for long term success and critical to the development and strength of our senior management team to attract the experience and talent to further implement our strategy.
Dilution and Overhang.   Our potential dilution, or “overhang,” from outstanding awards and shares available for future awards under the 2011 Plan is approximately 6.9 percent. This percentage is calculated on a fully diluted basis, based on the total shares underlying outstanding stock-based awards (1,589,883), the shares available for future awards under the 2011 Plan (388,258) and the total shares of company common stock outstanding as of March 25, 2019 (28,682,203).
Expected Duration.   Based on our past practices, we expect that the shares available for future awards, including the additional shares if this proposal is approved by our stockholder, will be sufficient for currently-anticipated awards under the 2011 Plan, as amended by the Amendment, for the foreseeable future. Expectations regarding future share usage could be impacted by a number of factors such as hiring and promotion activity; the future performance of our stock price; the need for future retention initiatives; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations. If, however, the stockholders do not approve the Amendment to increase the number of shares reserved for issuance under the 2011 Plan, there may not be a sufficient number of shares of our common stock available to achieve our recruiting and retention objectives.
Text of the Amendment to Increase Available Shares
Section 5.02 of the 2011 Plan would be revised as follows:
“5.02. Aggregate Limit
The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options (including Incentive Stock Options and Non-Qualified Stock Options), the grant of Stock Awards and the settlement of Stock Units and Incentive Awards is (i) 1,750,000 shares of Common Stock, plus (ii) the number of shares of Common Stock available for grant pursuant to Awards under the Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan immediately prior to the Plan’s approval, as amended and restated herein, by stockholders in accordance with Article XVI, plus (iii) the number of shares of Common Stock subject to Awards granted under the Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan and outstanding immediately prior to the Plan’s approval, as amended and restated herein, by stockholders in accordance with Article XVI, which again become available for grants of Awards in accordance with the provisions below after such approval. The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be subject to adjustment as provided in Article XI.”
New Plan Benefits
The future benefits that will be awarded or paid under the 2011 Plan as amended by the Amendment are not currently determinable. Awards granted under the 2011 Plan as amended by the Amendment are within the discretion of the Compensation Committee and future awards and the individuals who may receive them have not been determined. The following table sets forth the awards granted under the 2011 Plan during fiscal 2018:
Name and Principal Position	Dollar Value ($)(1)	Options (#)	Shares of common stock (#)
Dennis R. Knowles, President and Chief Executive Officer(2)	1,249,980	25,869	40,218
Martin D. Agard, Former Chief Financial Officer(2)	189,993	3,932	6,113
Charles E. Tyson, Chief Customer Experience Officer	999,996	98,328	—
M. Lee Reeves, Senior Vice President, Chief Legal Officer and Corporate Secretary	—	—	—
Jennifer Bohaty, Chief Ethics and Compliance Officer	299,985	13,786	7,187
Executive Officers as a Group	2,739,954	141,915	53,518
Non-Employee Directors as a Group	536,089	—	26,846
Non-Executive Officers as a Group	4,080,322	75,120	144,471

(1)
Dollar value is based, with respect to shares of common stock granted to non-employee directors, on the closing price of our common stock on the day the shares of common stock were granted and, with respect to option awards and share awards granted to our executive officers, on the grant date fair market value of the option and share awards computed in accordance with ASC Topic 718. For the option awards, this amount does not reflect the actual cash value that will be recognized when such options are exercised and the underlying shares are sold.

(2)
Amounts for performance-based awards are based on achievement of performance target amount.

The last reported closing price of our common stock as reported by the New York Stock Exchange on March 25, 2019 was $10.30 per share.
Principal Features of the 2011 Plan, as Amended and Restated by the Amendment
The following is a general description of the principal features of the 2011 Plan, as amended by the Amendment, the full text of which, as proposed to be amended by this Proposal Four, is attached as Exhibit A to this Proxy Statement. This summary is qualified in its entirety by reference to Exhibit A.
General Information
The 2011 Plan, as amended by the Amendment, authorizes the Compensation Committee of the Board of Directors to grant one or more of the following awards to our employees and employees of our related companies, members of the Board of Directors or board of directors of a related company, and any consultant, advisor or other key person to the Company or a related company (including prospective employees, directors, consultants, advisers or other key persons) who are designated by the Compensation Committee:
•
stock awards;

•
stock units;

•
incentive awards;

•
stock options; and

•
stock appreciation rights (“SARs”).

As of March 25, 2019, there were 2,193 employees and nine members of the Board of Directors.
A “related company” as used in this description of the 2011 Plan, is a corporation or other entity in a chain of entities in which each entity has controlling interest (within the meaning of regulations under Section 409A of the Internal Revenue Code) in another entity in the chain, beginning with the entity in which the Company has a controlling interest. As the term pertains to grants of incentive stock options, a “related company” is limited to certain subsidiary or parent corporations.
The Compensation Committee administers the 2011 Plan and may delegate all or part of its authority to one or more officers. For example, the Compensation Committee has currently delegated authority to the CEO to grant new hire and promotional equity awards within a set range of awards up to $250,000. However, the Compensation Committee may not delegate its authority with respect to grants and awards (i) to individuals who are subject to Section 16 of the Exchange Act or (ii) that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code as in effect prior to the Tax Act. As used in this summary, the term “administrator” means the Compensation Committee and any delegate of the Compensation Committee.
Under the 2011 Plan, as amended and restated by the Amendment, we are authorized to issue in connection with the exercise of SARs and options, the grant of stock awards, and the settlement of stock units and incentive awards up to 2,500,000 shares of common stock, plus the number of shares of common stock available for grant under the Previous 2011 Plan or that subsequently became available for grant under the 2011 Plan or the Previous 2011 Plan.
The 2011 Plan provides that no single participant may be granted, in a single calendar year, stock options, SARs, stock awards, and stock units, in the aggregate, with respect to more than 500,000 shares of common stock of the Company. For non-employee directors, such limit is reduced to 100,000 shares per year. The 2011 Plan provides that no single participant may be granted, in a single calendar year, incentive awards totaling more than $2,000,000. Non-employee directors are not eligible to receive incentive awards under the 2011 Plan.
The 2011 Plan requires that at least ninety-five percent (95%) of shares issued pursuant to Options or SARs thereunder shall be issued pursuant to a minimum vesting period of at least one year. Vesting may be accelerated by the Compensation Committee in the case of death, disability, or a “Change in Control” (as defined in the 2011 Plan).
If an award under the 2011 Plan or the Previous 2011 Plan is forfeited or terminated, the shares allocated to that award may be reallocated to new awards under the 2011 Plan. However, no reallocation of shares surrendered pursuant to the exercise of a stock option or in satisfaction of tax withholding requirements is permitted.
The 2011 Plan provides that if there is a stock split, stock dividend or other event that affects the Company’s capitalization, appropriate adjustments will be made to the number of shares that may be issued under the 2011 Plan, individual limits on awards, and the terms of all outstanding grants and awards made before such event.
The 2011 Plan also provides that no award may be granted more than 10 years after the date the 2011 Plan is adopted by the Board of Directors, which was March 7, 2019.
Grants and Awards under the 2011 Plan, as Amended and Restated by the Amendment
The principal features of awards under the 2011 Plan, as amended and restated by the Amendment, are summarized below.
Stock Options
The 2011 Plan permits the grant of incentive stock options and non-qualified stock options. The exercise price for options will not be less than the fair market value of a share of common stock on the date of the grant. Repricing of stock options is not permitted. Therefore, other than in connection with a corporate recapitalization or pursuant to prior stockholder approval, the option price may not be reduced after the date of grant. The period in which an option may be exercised is determined by the administrator on the date of the grant, but may not exceed 10 years. Payment of the option exercise price may be in cash, in a cash equivalent acceptable to the administrator or using a cashless exercise procedure approved by the administrator through a broker or dealer approved by the administrator. Payment may be made with shares of common stock, including, if provided in the option agreement for options not intended to be incentive stock options, the withholding by the Company of shares of common stock upon exercise to the extent permitted under applicable laws and regulations.
Stock Appreciation Rights
SARs may be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of common stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of common stock on the date of grant of the SAR and cannot be reduced other than in connection with a corporate recapitalization. At the discretion of the administrator, all or part of the payment in respect of a SAR may be in cash, shares of common stock or a combination thereof. The maximum period in which a SAR may be exercised is 10 years from the date of its grant.
Stock Awards
We may also grant stock awards that entitle the participant to receive shares of common stock, including shares issued in settlement of benefit obligations under an incentive compensation or deferral plan of the Company or any successor thereto. A participant’s rights in the stock award may be forfeitable or otherwise restricted for a period of time or subject to other conditions set forth in the grant agreement.
Incentive Awards
Incentive awards entitle the participant to receive payment if certain performance objectives or other conditions prescribed by the administrator are satisfied. The performance objectives that apply to an incentive award may be based on the performance criteria described below. To the extent that incentive awards are earned, our obligation will be settled in cash, shares of common stock, or a combination of cash and common stock. Under the 2011 Plan, non-employee directors are not eligible to receive incentive awards.
Stock Units
The Compensation Committee may also award stock units, which is an award stated with reference to a number of shares of common stock. The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions prescribed by the administrator and set forth in the award agreement, cash, shares of common stock or a combination of both. The performance objectives that apply to a stock unit award may be based on the performance criteria below.
Performance Criteria
Under the 2011 Plan, the performance objectives stated with respect to an award may be based on one or more performance criteria, including without limitation one or more of the following performance criteria:
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earnings (including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization (EBITDA), or extraordinary or non-recurring items) or book value per share (which may exclude nonrecurring items) or net earnings;

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pre-tax income, net income, net operating income, or after-tax income;

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earnings per share (basic or diluted);

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sales (net or gross), sales growth or rate of sales growth;

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operating profit or gross profit;

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revenue, revenue growth or rate of revenue growth;

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operating margin, gross margin, cash margin, or adjusted pre-tax margin;

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return on assets (gross or net), return on investment (including cash flow return on investment), return on capital (including return on total capital or return on invested capital), return on sales, or return on equity;

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returns on sales or revenues;

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financial ratios (including those measuring liquidity, activity, profitability or leverage);

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reduction of losses, loss ratios or expense ratios;

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expense or cost levels;

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reduction in fixed costs;

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operating costs and expenses;

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cost of capital or assets under management;

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value of assets;

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financing and other capital raising transactions;

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stock price performance;

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cash levels, cash flow (before or after dividends), free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital or cash flow per share (before or after dividends);

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dividends;

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implementation or completion of critical projects or processes;

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economic value added or created;

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working capital;

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stock price or total stockholder return;

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cost targets, reductions and savings, productivity and efficiencies;

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debt reduction, debt leverage (debt to capital) or net debt to EBITDA;

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selling, general and administrative expenses;

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stockholders’ equity;

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comparable store sales;

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performance of non-comparable stores;

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sales per store;

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store openings;

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aggregate product price and other product measures;

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merchandise inventory levels (including per store);

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inventory shrinkage;

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average sales ticket;

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inventory turnover;

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advertising efficiencies and returns (including advertising expense to sales percentage);

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customer traffic, satisfaction or growth;

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occupancy costs (including per square foot of leased premises and as a percentage of sales);

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market share;

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market capitalization;

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market penetration;

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geographic business expansion;

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supervision of litigation;

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information technology;

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goals relating to acquisitions, divestitures, joint ventures and similar transactions;

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budget comparisons;

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human resources and personnel objectives (including recruiting and maintaining personnel, employee diversity goals, employee satisfaction and human resources management);

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productivity improvements;

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personal professional objectives (including any performance criteria set forth in the 2011 Plan, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions);

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funds from operations (FFO) or funds available for distribution (FAD); and

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total enterprise value.

If provided in an award agreement, measurement of performance criteria against goals may exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the Company’s financial statements. Performance criteria may be established on a Company-wide basis, with respect to one or more business units, divisions or subsidiaries; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.
Change in Control Provisions
The 2011 Plan provides that awards shall be transferable and nonforfeitable to the extent provided in the applicable award agreement in the event of a separation from service following a “Change in Control” (as defined in the 2011 Plan), unless otherwise provided in the award agreement. The 2011 Plan does not provide for automatic single-trigger acceleration on a Change in Control.
Clawback
The 2011 Plan provides that any award granted pursuant to the 2011 Plan is subject to such deductions, repayment and clawback as may be required by any applicable law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement) and as set forth in the applicable award agreement.

Federal Income Tax Consequences
The principal federal tax consequences to participants and to the Company of grants and awards under the 2011 Plan are summarized below.
Nonqualified Stock Options
Nonqualified stock options granted under the 2011 Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the exercise date. The Company generally will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.
Incentive Stock Options
An employee will generally not recognize income on grant or exercise of an incentive stock option; however, the amount by which the fair market value of the common stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the common stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, the Company may not deduct any amount in connection with the incentive stock option.
In addition, if the employee sells shares acquired under an incentive stock option before the end of required holding periods, he or she recognizes ordinary income in the year of the sale. That income equals the difference between the exercise price and fair market value of the stock on the date of exercise. The Company will be entitled to a federal income tax deduction if, and to the extent, a participant recognizes ordinary income with respect to his or her incentive stock option.
Stock Appreciation Rights
There are no immediate federal income tax consequences to a participant when a SAR is granted. Instead, the participant realizes ordinary income upon exercise of a SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of common stock received. The Company will be entitled to deduct the same amount as a business expense for the year of exercise.
Stock Awards
The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may make, however, a tax election to include the value of the stock at grant in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.
Incentive Awards
A participant generally will not recognize taxable income upon the award of incentive awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of common stock for the incentive awards. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of common stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to incentive awards.

Stock Units
A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of common stock for the stock unit. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of common stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.
Performance-Based Compensation
Section 162(m) of the Internal Revenue Code generally sets a limit of  $1 million on the amount of compensation that we may deduct for federal income tax purposes in any given year with respect to the compensation of each of our named executive officers. For years beginning prior to January 1, 2018, under Section 162(m) of the Internal Revenue Code the $1 million limitation did not apply to qualified performance-based compensation that satisfied certain requirements, including, among others, approval of the material terms of the plan by our stockholders. Effective for the years beginning on or after January 1, 2018, there is no exception under the Tax Act, which was signed into law on December 22, 2017, for qualified performance-based compensation from the Section 162(m) limitation; although a transition rule applies in some circumstances for outstanding awards. We consider the impact of the deduction limit under Section 162(m) when developing and implementing our executive compensation programs. We intend to design our executive compensation arrangements to be consistent with our best interests and the interests of our shareowners. We believe that it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) of the Internal Revenue Code. Amounts paid under our compensation programs may not be deductible as the result of Section 162(m). To the extent we determine it to be consistent with our best interests and the interests of our stockholders, we intend to preserve, to the extent practicable, the applicability of the transition rule to existing awards. However, there is no guaranty that such transition status can or will be applicable.
Amendment and Termination
The Board of Directors may amend or terminate the 2011 Plan at any time, provided that no such amendment will be made without stockholder approval if required by applicable law or any exchange on which the common stock is listed.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item. As this proposal is not considered a “routine item,” your bank, broker or other nominee cannot vote your shares without receiving your voting instructions. Abstentions will have the effect of a vote against the proposal while broker non-votes will have no effect on the vote.
The Board of Directors recommends that you vote FOR the proposed resolution approving the
Amendment to the 2011 Plan.

DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS
Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders to be held in 2020 may do so by following the procedures set forth in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, stockholder proposals must be received at our principal executive offices on or before December 12, 2019.
If a stockholder wishes to present a proposal at the 2020 Annual Meeting of Stockholders but not have it included in our proxy materials for that meeting, the proposal: (1) must be received by us no later than December 12, 2019, (2) must present a proper matter for stockholder action under Delaware General Corporation Law, (3) must present a proper matter for consideration at such meeting under our Amended and Restated Certificate of Incorporation and Bylaws, (4) must be submitted in a manner that is consistent with the submission requirements provided in our Bylaws, and (5) must relate to subject matter which could not be excluded from a proxy statement under any rule promulgated by the SEC.
OTHER MATTERS
Management knows of no matters which may properly be and are likely to be brought before the Annual Meeting other than the matters discussed herein. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
A copy of an Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the SEC for our most recent fiscal year, may be found on our website, www.lumberliquidators.com. In addition, we will provide each beneficial owner of our securities with a copy of the Annual Report without charge, upon receipt of a written request from such person. Such request should be sent to the Corporate Secretary, Lumber Liquidators Holdings, Inc., 3000 John Deere Road, Toano, Virginia 23168 (or, if after November 30, 2019, 4901 Bakers Mill Lane, Richmond, Virginia 23230).
VOTING PROXIES
The Board recommends an affirmative vote for each of the director nominees named in Proposal One, and an affirmative vote on Proposals Two, Three and Four. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote, the shares represented by such proxies will be voted “FOR” the director nominees named in Proposals One and “FOR” Proposals Two, Three and Four. Management is not aware of any matters other than those specified herein that will be presented at the Annual Meeting, but if any other matters do properly come before the Annual Meeting, the proxy holders will vote upon those matters in accordance with their best judgment.

Exhibit A
LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)
A-i

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

A-ii

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)
A-iii

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)
ARTICLE I
DEFINITIONS
1.01. Administrator
Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III. Notwithstanding the preceding sentence, “Administrator” means the Board on any date on which there is not a Committee.
1.02. Agreement
Agreement means a written or electronic agreement (including any amendment or supplement thereto) between the Company and a Participant or other documentation specifying the terms and conditions of an Award granted to such Participant.
1.03. Award
Award means a Stock Award, Stock Unit, Incentive Award, Incentive Stock Option, Non-Qualified Stock Option or SAR, or any combination of the foregoing, granted to a Participant.
1.04. Board
Board means the Board of Directors of the Company.
1.05. Change in Control
Change in Control means any of the following events:
(a) any person, including a “group” as defined below, acquires ownership of the Common Stock that, together with the Common Stock already held by such person or group, represents more than 50% of the total fair market value or total voting power of the then outstanding Common Stock;
(b) any person, including a “group” as defined below, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock possessing 30% or more of the total voting power of the Common Stock;
(c) a majority of members of the Board is replaced during a twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to such appointment or election; or
(d) any person, including a “group” as defined below, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company having a total gross fair market value of 40% or more of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.
The term “group” shall have the same meaning as in Section 13(d)(3) of the Securities Act of 1933, modified as may be necessary to comply with the requirements of Treasury Regulations Section 1.409A-3(i)(5)(v). This definition of  “Change of Control” is intended to satisfy the requirements of Treasury Regulations Section 1.409A-3(i)(5), the terms of which are incorporated herein by reference.
1.06. Code
Code means the Internal Revenue Code of 1986, and any amendments thereto.
1.07. Committee
Committee means the Compensation Committee of the Board.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

1.08. Common Stock
Common Stock means the common stock, par value $0.001, of the Company.
1.09. Company
Company means Lumber Liquidators Holdings, Inc.
1.10. Control Change Date
Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs as a result of a series of transactions, the Control Change Date is the date of the last of such transactions.
1.11. Corresponding SAR
Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
1.12. Exchange Act
Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.
1.13. Fair Market Value
Fair Market Value means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange on such date or, if the Common Stock was not so traded on such date, the reported “closing” price of a shares of Common Stock on the immediately preceding day on which the Common Stock was so traded.
1.14. Incentive Award
Incentive Award means a cash-denominated Award which, subject to the terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a payment, in cash or Common Stock, or a combination of cash and Common Stock from the Company.
1.15. Incentive Stock Option
Incentive Stock Option means an Option intended to qualify as an “incentive stock option” under Section 422 of the Code and related Treasury Regulations and guidance.
1.16. Initial Value
Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of an SAR shall not be less than Fair Market Value on the date of grant. Except for an adjustment authorized under Article XII, the Initial Value may not be reduced (by amendment or cancellation of the sale or otherwise) after the date of grant.
1.17. Non-Employee Director
Non-Employee Director means a member of the Board or the board of directors of a Related Company who is not also an employee of the Company or a Related Company.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

1.18. Non-Qualified Stock Option
An Option that is not, or is not intended to be, an Incentive Stock Option.
1.19. Option
Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement and includes both an Incentive Stock Option and a Non-Qualified Stock Option.
1.20. Participant
Participant means an employee of the Company or a Related Company (including an entity that becomes a Related Company after the adoption of this Plan), a member of the Board or the board of directors of a Related Company or any consultant, advisor, or other key person to the Company or a Related Company (including a prospective employee, Board member, director, consultant, advisor, or key person) who satisfies the requirements of Article IV and is selected by the Administrator to receive an Award.
1.21. Performance Criteria
For purposes of this Plan, “Performance Criteria” shall mean performance targets based on one or more business criteria, including without limitation one or more of the following criteria: (a) earnings (including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization (EBITDA), or extraordinary or non-recurring items) or book value per share (which may exclude nonrecurring items) or net earnings; (b) pre-tax income, net income, net operating income, or after-tax income; (c) earnings per share (basic or diluted); (d) sales (net or gross), sales growth or rate of sales growth; (e) operating profit or gross profit; (f) revenue, revenue growth or rate of revenue growth; (g) operating margin, gross margin, cash margin, or adjusted pre-tax margin; (h) return on assets (gross or net), return on investment (including cash flow return on investment), return on capital (including return on total capital or return on invested capital), return on sales, or return on equity; (i) returns on sales or revenues; (j) financial ratios (including those measuring liquidity, activity, profitability or leverage); (k) reduction of losses, loss ratios or expense ratios; (l) expense or cost levels; (m) reduction in fixed costs; (n) operating costs and expenses; (o) cost of capital or assets under management; (p) value of assets; (q) financing and other capital raising transactions; (r) stock price performance; (s) cash levels, cash flow (before or after dividends), free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital or cash flow per share (before or after dividends); (t) dividends; (u) implementation or completion of critical projects or processes; (v) economic value added or created; (w) working capital; (x) stock price or total stockholder return; (y) cost targets, reductions and savings, productivity and efficiencies; (z) debt reduction, debt leverage (debt to capital) or net debt to EBITDA; (aa) selling, general and administrative expenses; (bb) stockholders’ equity; (cc) comparable store sales; (dd) performance of non-comparable stores; (ee) sales per store; (ff) store openings; (gg) aggregate product price and other product measures; (hh) merchandise inventory levels (including per store); (ii) inventory shrinkage; (jj) average sales ticket; (kk) inventory turnover; (ll) advertising efficiencies and returns (including advertising expense to sales percentage); (mm) customer traffic, satisfaction or growth; (nn) occupancy costs (including per square foot of leased premises and as a percentage of sales); (oo) market share; (pp) market capitalization; (qq) market penetration, (rr) geographic business expansion, (ss) supervision of litigation, (tt) information technology, (uu) goals relating to acquisitions, divestitures, joint ventures and similar transactions, (vv) budget comparisons; (ww) human resources and personnel objectives (including recruiting and maintaining personnel, employee diversity goals, employee satisfaction and human resources management); (xx) productivity improvements; (yy) personal professional objectives (including any performance criteria set forth in this Section 1.18, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

other corporate transactions); (zz) funds from operations (FFO) or funds available for distribution (FAD); or (aaa) total enterprise value. Where applicable, the performance targets may be expressed in terms of attaining a specified level of particular criteria or attainment of a percentage increase or decrease in the particular criteria. If provided in an Agreement, measurement of Performance Criteria against goals may exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes. Performance Criteria may be established on a Company-wide basis, with respect to one or more business units, divisions or subsidiaries; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies or any other basis.
1.22. Plan
Plan means the Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan, as Amended & Restated March 7, 2019.
1.23. Related Company
With respect to an Incentive Stock Option, Related Company means any “subsidiary corporation” within the meaning of Code Section 424(f) or “parent corporation” within the meaning of Code Section 424(e) with respect to the Company. As to all other Awards, Related Company means any corporation or other entity in a chain of corporations or other entities in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, beginning with the corporation or other entity in which the Company has a controlling interest. For this purpose, “controlling interest” is intended to have the same meaning as in Treasury Regulations Section 1.409A-1(b)(5)(iii)(E)(1).
1.24. SAR
SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.
1.25. Stock Award
Stock Award means Common Stock awarded to a Participant under Article VIII, including shares issued in settlement of benefit obligations under an incentive compensation or deferral plan of the Company or any successor thereto.
1.26. Stock Unit
Stock Unit means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE II
PURPOSES
The Plan is intended to assist the Company and its Related Companies in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Related Companies and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Incentive Stock Options and Non-Qualified Stock Options, and the grant of SARs, Stock Awards, Stock Units and Incentive Awards. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE III
ADMINISTRATION
The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Awards, upon such terms (not inconsistent with the provisions of this Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, Stock Unit or Incentive Award, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or a Related Company, requirements that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Ninety-five percent (95%) of shares issued pursuant to Options or SARs under the Plan shall be issued pursuant to a minimum vesting period of at least one year; provided that the Administrator may accelerate the time at which any Option or SAR may be exercised (i) in the case of death, disability or Change in Control, or (ii) subject to the minimum one-year vesting period set forth above, in circumstances other than death, disability or Change in Control; and provided further that such discretion may not be exercised with respect to an Award and any related compensation paid pursuant to a written binding contract in effect on November 2, 2017 that are intended to qualify as “performance-based compensation” under the special transition rules to Code Section 162(m) to the extent such discretion would be inconsistent with Code Section 162(m) and guidance thereunder prior to the changes made by the Tax Cuts and Jobs Act of 2017 (the “2017 Act”). The Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive.
Neither the Administrator nor the Committee nor any member of either or any delegate thereof shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Administrator, Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorney’s fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.
All expenses of administering this Plan shall be borne by the Company, a Related Company or a combination thereof.
The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards (i) to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) that are not intended to qualify as “performance-based compensation” for purposes of the transition rules of Code Section 162(m) under the 2017 Act. The Committee may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.
Any other provision of this Plan to the contrary notwithstanding, the Committee may, in its discretion, specify that grants and Awards to any United States national who is employed by the Company or provides services to the Company or a Related Company outside of the United States, or to any foreign national who is employed by the Company or provides services to the Company or a Related Company, can be made on such terms and conditions that are different from those specified in the Plan and which, in the judgment of the Committee, are necessary and desirable to further the purposes of the Plan; other than with respect to (i) the applicable individual limitation on grants and awards set forth herein; and (ii) the criteria for establishing the Option price described in Article VI or SAR Initial Value.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

Notwithstanding any provision in Article III to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the exercise price of such Option or the Initial Value of such SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an exercise price or Initial Value that is less than the exercise price of the cancelled Option or the initial Value of the cancelled SAR or for any cash payment (or shares of Common Stock with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the shares of Common Stock underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or Initial Value of such SAR or for any other Award, without shareholder approval; provided, however, that the restrictions set forth in this Article III shall not apply (i) unless the Company has a class of shares or stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under Article XI.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE IV
ELIGIBILITY
Any employee of the Company, any member of the Board, any employee or director of a Related Company (including a corporation that becomes a Related Company after the adoption of this Plan) or any consultant, advisor, or other key person to the Company or a Related Company (including a prospective employee, Board member, director, consultant, advisor, or other key person) is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or a Related Company.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE V
STOCK SUBJECT TO PLAN
5.01. Shares Issued
Upon the Award of shares of Common Stock pursuant to a Stock Award or in settlement of an Award of Stock Units or Incentive Awards, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.
5.02. Aggregate Limit
The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options (including Incentive Stock Options and Non-Qualified Stock Options), the grant of Stock Awards and the settlement of Stock Units and Incentive Awards is (i) 1,750,000 shares of Common Stock, plus (ii) the number of shares of Common Stock available for grant pursuant to Awards under the Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan immediately prior to the Plan’s approval, as amended and restated herein, by stockholders in accordance with Article XVI, plus (iii) the number of shares of Common Stock subject to Awards granted under the Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan and outstanding immediately prior to the Plan’s approval, as amended and restated herein, by stockholders in accordance with Article XVI, which again become available for grants of Awards in accordance with the provisions below after such approval. The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be subject to adjustment as provided in Article XI.
5.03. Individual Annual Limits
No participant may be granted, in a single calendar year, Options, SARs, Stock Awards and Stock Units, in the aggregate, with respect to more than 500,000 (five hundred thousand) shares of Common Stock. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single Award. No participant may be granted, in a single calendar year, an Incentive Award for more than $2,000,000 (two million dollars); provided that Non-Employee Directors shall not be eligible for Incentive Awards. Further, no Non-Employee Director may be granted, in a single calendar year, Options, SARs, Stock Awards and Stock Units, in the aggregate, with respect to more than 100,000 (one hundred thousand) shares of Common Stock. The foregoing individual annual limits shall be subject to adjustment as provided in Article XI.
5.04. Reallocation of Shares
(a) If an Award under the Plan, or the Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan immediately prior to the Plan’s approval, as amended and restated herein, by stockholders in accordance with Article XVI, (or portion thereof) is forfeited, is cancelled, expires, lapses or otherwise is terminated without being exercised or payment having been made in shares of Common Stock, the shares of Common Stock allocable to the forfeited, cancelled, expired, lapsed or otherwise terminated Award (or portion thereof) shall again be available for Awards to be granted under the Plan.
(b) Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of withholding or other taxes with respect to an Award or as payment for the exercise of an Option, under this Plan or the Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan immediately prior to the Plan’s approval, as amended and restated herein, by stockholders in accordance with Article XVI, shall not be reallocated to the number of shares of Common Stock available for Awards to be granted under this Plan.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

(c) Awards valued by reference to Common Stock that may be settled in equivalent cash value will count as shares of Common Stock delivered to the same extent as if the Award were settled in shares of Common Stock. Awards that by their terms do not permit settlement in shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under the Plan. Settlement of Incentive Awards in Shares of Common Stock will reduce the number of shares of Common Stock available for issuance. A share of Common Stock issued in connection with an Award under the Plan shall reduce the total number of shares of Common Stock available for issuance under the Plan by one; provided, however, that, upon settlement of an SAR, the number of shares of Common Stock underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of shares of Common Stock available for grant under the Plan and shall not again be treated as available for grant under the Plan.
(d) Shares of Common Stock delivered under the Plan in settlement of an Award issued or made (i) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an acquired entity or (ii) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the stockholder approval requirements of the New York Stock Exchange for equity compensation plans applies.
(e) Consistent with the requirements specified above in this Section 5.04, the Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national securities exchange on which the Common Stock is listed or any applicable regulatory requirement.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE VI
OPTIONS
6.01. Award
In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such Award.
6.02. Option Price
The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall be not less than the Fair Market Value on the date the Option is granted.
6.03. Maximum Option Period
The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.
6.04. Nontransferability
Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by will or by the laws of descent and distribution), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
6.05. Transferable Options
Section 6.04 to the contrary notwithstanding, an Option that is not an Incentive Stock Option may be transferred pursuant to the applicable Agreement, subject to the applicable securities law requirements as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.
6.06. Employee Status
For purposes of determining the applicability of Code Section 422 (relating to incentive stock options) or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
6.07. Exercise
Subject to the provisions of this Plan, including the minimum vesting period rules set forth in Article III, and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine;

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

provided, however, that Incentive Stock Options (granted under the Plan and all plans of the Company and its Related Companies) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Code Section 422(d). An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised. No Option may include provisions that “reload” the Option upon exercise.
6.08. Payment
Payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator, or through a cashless exercise procedure approved by Administrator involving a securities broker approved by the Administrator. In addition, subject to rules established by the Administrator (A) unless prohibited in the Option Agreement, payment of all or part of the Option price may be made with shares of Common Stock including by (i) surrender to the Company of shares of Common Stock, (ii) attestation of Common Stock ownership; and (B) if provided in the Option Agreement, for Options not intended to be Incentive Stock Options, receipt by the Participant of fewer shares than would otherwise be issuable on exercise of the option (“net exercise”). If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.
6.09. Change in Control
Each outstanding Option shall be exercisable (in whole or in part at the discretion of the holder) to the extent provided in the applicable Agreement in the event of a separation from service following a Change in Control, unless otherwise provided in such Agreement.
6.10. Stockholder Rights
No Participant shall have any rights as a stockholder with respect to shares subject to his Option until the date of exercise of such Option.
6.11. Disposition of Common Stock
A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant on exercise of the Option. Such notice shall be in writing and directed to the Secretary of the Company.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE VII
SARS
7.01. Award
In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such Award.
7.02. Maximum SAR Period
The maximum period in which a SAR may be exercised shall be ten years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.
7.03. Nontransferability
Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
7.04. Transferable SARs
Section 7.03 to the contrary notwithstanding, a corresponding SAR that is not related to an Incentive Stock Option may be transferred pursuant to the applicable Agreement, subject to applicable securities law requirements as in effect from time to time. The holder of a SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.
7.05. Exercise
Subject to the provisions of this Plan, including the minimum vesting period rules set forth in Article III, and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised. No Corresponding SARs (under all incentive stock option plans of the Company and its Related Companies) that are related to Incentive Stock Options may first be exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Code Section 422(d).
7.06. Change in Control
Each outstanding SAR shall be exercisable (in whole or in part at the discretion of the holder) to the extent provided in the applicable Agreement in the event of a separation from service following a Change in Control, unless otherwise provided in such Agreement.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

7.07. Employee Status
If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
7.08. Settlement
At the Administrator’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. A fractional share will not be deliverable upon the exercise of a SAR, and any such fractional share shall be disregarded.
7.09. Stockholder Rights
No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE VIII
STOCK AWARDS
8.01. Award
In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such Award
8.02. Vesting
The Administrator, on the date of the Award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such other conditions as may be set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Related Company before the expiration of a stated period, or if the Company, a Related Company, the Company and its Related Companies or the Participant fails to achieve stated performance objectives, including performance objectives stated with reference to Performance Criteria.
8.03. Employee Status
In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
8.04. Change in Control
Each outstanding Stock Award shall be transferable and nonforfeitable to the extent provided in the applicable Agreement in the event of a separation from service following a Change in Control, unless otherwise provided in such Agreement.
8.05. Stockholder Rights
Prior to their forfeiture, if provided in an Agreement, and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all the rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award or the Company’s transfer agent will hold the awarded shares in a book entry account for the benefit of the Participant, the terms of which account shall restrict the transferability of shares held in the account until the awarded shares are transferable and are no longer forfeitable and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. Unless the Agreement otherwise provides, dividends paid with respect to a Stock Award in the form of Common Stock shall be accumulated and become transferable and nonforfeitable at the same time as the underlying Stock Award (or portion thereof) becomes transferable and nonforfeitable. The limitations set forth in the preceding sentences shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE IX
INCENTIVE AWARDS
9.01. Award
The Administrator shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator. Non-Employee Directors shall not be eligible to receive Incentive Awards.
9.02. Terms and Conditions
The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions that govern the Award. The Administrator may grant Incentive Awards as part of another plan or program, such as an annual bonus program, provided the applicable terms of this Plan are satisfied. Such terms and conditions shall prescribe that the Incentive Award shall be earned only if, and to the extent that, performance objectives are satisfied. The restrictions set forth in the Agreement must include the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria. By way of example and not of limitation, the performance objectives may provide that the Incentive Award will be earned only if the Company, a Related Company or the Company and its Related Companies or the Participant achieves stated objectives, including objectives stated with reference to Performance Criteria. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award. Notwithstanding the preceding sentences of this Section 9.02, the Administrator may reduce the duration of the performance period and may adjust the performance objectives for outstanding Incentive Awards in connection with a Participant’s death or disability or a Change in Control, but only to the extent permitted by Code Section 162(m) and guidance thereunder prior to the changes made by the 2017 Act in the case of Incentive Awards intended to qualify as “performance-based compensation” for purposes of the transition rules under Code Section 162(m) for compensation paid pursuant to a written binding contract in effect on November 2, 2017.
9.03. Payment
In the discretion of the Administrator, the Award payable when an Incentive Award is earned may be settled in cash, by the issuance of Common Stock, or a combination of cash and Common Stock.
9.04. Nontransferability
Except as provided in Section 9.05, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
9.05. Transferable Incentive Awards
Section 9.04 to the contrary notwithstanding, an Incentive Award may be transferred pursuant to the applicable Agreement, subject to applicable securities law requirements as in effect from time to time. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.
9.06. Employee Status
If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

9.07. Change in Control
Each outstanding Incentive Award shall be earned to the extent provided in the applicable Agreement in the event of a separation from service following a Change in Control, unless otherwise provided in such Agreement.
9.08. Stockholder Rights
No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or any Related Company on account of such Award until, and except to the extent that, the Incentive Award is earned and settled in shares of Common Stock.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE X
STOCK UNITS
10.01. Award
In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Award of Stock Units is to be made and will specify the number of Stock Units covered by such Awards.
10.02. Earning the Award
The Administrator, on the date of grant of the Award, may prescribe that the Stock Units or a portion thereof, will be earned, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. If divided equivalents are provided for under the Agreement, such dividend equivalents shall be subject to the same conditions on entitlement to payment as the underlying Stock Unit Award or portion thereof.
10.03. Payment
In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Stock Units is earned, and any such fractional share shall be disregarded.
10.04. Nontransferability
Except as provided in Section 10.05, Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution. The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit Award.
10.05. Transferable Stock Units
Section 10.04 to the contrary notwithstanding, an award of Stock Units may be transferred pursuant to the applicable Agreement, subject to applicable securities law requirements as in effect from time to time. The holder of Stock Units transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Stock Units during the period that they were held by the Participant; provided, however that such transferee may not transfer Stock Units except by will or the laws of descent and distribution.
10.06. Employee Status
In the event that the terms of any Stock Unit award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
10.07. Change in Control
Each outstanding Stock Unit shall be earned to the extent provided in the applicable Agreement in the event of a separation from service following a Change in Control, unless otherwise provided in such Agreement.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

10.08. Stockholder Rights
A grantee awarded a Stock Unit Award will have no voting rights with respect to such Stock Unit Award prior to the delivery of shares of Common Stock in settlement of such Stock Unit Award. If provided in an Agreement, a grantee will have the right to receive dividend equivalents in respect of the Stock Unit Award, which dividend equivalents shall be either deemed reinvested in additional Stock Unit Awards, which shall remain subject to the same forfeiture conditions applicable to the Stock Unit Awards to which such dividend equivalents relate, or paid in cash if and at the time the Stock Unit Awards are no longer subject to forfeiture and deliverable.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE XI
ADJUSTMENT UPON CHANGE IN COMMON STOCK
The maximum number of shares and type of securities as to which Awards may be granted under this Plan, the terms of outstanding Awards, and the individual annual limitations on the number of shares of Common Stock or value for which Awards may be granted or settled shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Code Section 424 applies, or (b) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article XI by the Committee shall be final and conclusive.
The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.
The Committee may make Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, stock units, or similar awards held by an individual who becomes an employee or other service provider of the Company or a Related Company in connection with a transaction or event described in the first paragraph of this Article XI. Notwithstanding any provision of the Plan (other than the limitations of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.
The Committee shall adjust performance goals established with respect to Performance Criteria (“Performance Goals”) (either up or down) and the level of an Award (intended to be performance-based compensation under the transition rules of Code Section 162(m) for compensation paid pursuant to a written biding contract in effect as of November 2, 2017) that a Participant may earn under this Plan, but only to the extent permitted pursuant to the transition rules of Code Section 162(m), if the Committee determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company’s ability to meet them, including without limitation, events such as material acquisitions, changes in the capital structure of the Company, and extraordinary accounting changes. In addition, unless the Agreement otherwise provides, performance goals established with respect to Performance Criteria and Awards conditioned on attainment thereof shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such performance goals are established.
In the event of a Change in Control, unless an outstanding Award is assumed by the surviving company or replaced with an equivalent Award granted by the surviving company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Change in Control (unless the Committee in its discretion accelerates the vesting of any such Awards in lieu of such cancellation) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Change in Control and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Change in Control, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash and/or in securities and/or other property) in an amount equal to the amount that the grantee would have received (net of the Exercise Price with respect to any Options or the Initial Value with respect to any SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Change in Control. Notwithstanding the foregoing, if an Option or SAR is not assumed by the surviving company or replaced with an equivalent Award issued by the surviving company

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

and the Exercise Price with respect to any outstanding Option or the Initial Value of any outstanding SAR exceeds the amount payable per share of Common Stock the Change in Control, such Awards shall be cancelled without any payment to the grantee. Notwithstanding the forgoing, (i) if an Award (other than an Option or SAR) is intended to comply with the transition rule under Section 162(m), no payment or settlement of such Award shall be made until the earlier (A) the consummation of a Change in Control (as determined by the Committee in its sole discretion) or (B) the attainment of the Performance Criteria upon which the Award is conditioned as certified by the Committee; and (ii) if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made unless the Change in Control constitutes a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as described in Treasury Regulation Section 1.409A-3(i)(5).

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE XII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted, Incentive Award or Stock Unit is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award, Stock Unit or Incentive Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE XIII
GENERAL PROVISIONS
13.01. Effect on Employment and Service
Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or a Related Company or in any way affect any right or power of the Company or a Related Company to terminate the employment or service of any individual at any time with or without assigning a reason therefore.
13.02. Unfunded Plan
The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
13.03. Rules of Construction
Headings are given to the Articles and Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
13.04. Tax Withholding
Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, (i) in satisfaction of all or part of Participant’s minimum statutorily required withholding obligation, or (ii) in satisfaction of withholding for Participant at such other rate as may be permitted, consistent with equity classification, under FASB ASC Topic 718 —  Compensation — Stock Compensation.
13.05. Section 409A
This Plan is intended to provide compensation that is exempt from or that complies with Code Section 409A and guidance thereunder (“Section 409A”), and the Plan’s terms and the terms of any Agreement shall be construed in a manner that is compliant with or exempt from the application of Section 409A, as appropriate. For purposes of Section 409A, each payment under this Plan shall be deemed to be a separate payment.
Notwithstanding any provision of this Plan or an Agreement to the contrary, to the extent that any payments are subject to Section 409A, if the Participant is a “specified employee” within the meaning of Section 409A as of the date of the Participant’s termination of employment and the Company determines, in good faith, that immediate payment of any amounts or benefits under this Plan would cause a violation of Section 409A, then any amounts or benefits payable under this Plan upon the Participant’s “separation from service” within the meaning of Section 409A which (i) are subject to the provisions of Section 409A; (ii) are not otherwise exempt from Section 409A; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day next following the earlier of  (1) the date that is six months and one day following the Participant’s separation from service or (2) the date of the Participant’s death.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

13.06. Tax Consequences
Nothing in this Plan or an Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award received by a Participant under this Plan. Although the Company may endeavor to (i) qualify an Award for favorable federal tax treatment or (ii) avoid adverse tax treatment (e.g., under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.
13.07. Clawback
Any Award granted pursuant to this Plan is subject to such deductions, repayment and clawback as may be required by any applicable law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement) and as set forth in the applicable Agreement. A Participant’s acceptance of any Award granted pursuant to this Plan constitutes acceptance of the repayment provisions described in this Section.
13.08. Binding Effect
The terms of this Plan and each Award granted hereunder shall be binding upon and inure to the benefit of legatees, distributees, and personal representatives of Participants and the successors of the Company and any Related Company.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE XIV
AMENDMENT
The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until stockholder approval is obtained if required by applicable law or any exchange on which the Common Stock is listed. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE XV
DURATION OF PLAN
No Award may be granted under this Plan more than ten years after the earlier of the date the Plan, as hereby amended and restated, is adopted by the Board or approved by stockholders in accordance with Article XVI. Awards granted before that date shall remain valid in accordance with their terms.

LUMBER LIQUIDATORS HOLDINGS, INC.
2011 EQUITY COMPENSATION PLAN
(As Amended & Restated March 7, 2019)

ARTICLE XVI
EFFECTIVE DATE OF PLAN
Options, SARs, Incentive Awards, and Stock Units may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR, Incentive Award, or Stock Units shall be exercisable or shall be settled unless this Plan is approved by a majority of the votes cast by the Company’s stockholders, voting either in person or by proxy, at a duly held stockholders’ meeting at which a quorum is present. Stock Awards may be granted under this Plan upon the later of its adoption by the Board or its approval by stockholders in accordance with the preceding sentence. If the Plan is not approved by stockholders within twelve (12) months after approval by the Board, the Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan shall remain in effect, as before the approval of the Plan by the Board.

LUMBER LIQUIDATORS HOLDINGS, INC.
ATTN: M. LEE REEVES
3000 JOHN DEERE RD
TOANO, VA 23168

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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E56199-P17810

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LUMBER LIQUIDATORS HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors for terms expiring in 2022.

Nominees:

01) Terri Funk Graham
02) Famous P. Rhodes

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2.	Proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐
3.	Proposal to approve a non-binding advisory resolution approving the compensation of the Company's named executive officers.	☐	☐	☐
4.	Proposal to approve an amendment and restatement of the Amended and Restated Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

2019 Annual Meeting

May 22, 2019, 10:00 AM

Virginia Crossings Hotel

1000 Virginia Center Parkway

Glen Allen, VA 23059

The Notice and Proxy Statement and the Annual Report are available at www.proxyvote.com.

E56200-P17810

LUMBER LIQUIDATORS HOLDINGS, INC.
Annual Meeting of Stockholders
May 22, 2019, 10:00 AM
This proxy is solicited by the Board of Directors

Proxy - Lumber Liquidators Holdings, Inc.
Notice of 2019 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for the Annual Meeting - May 22, 2019

Timothy J. Mulvaney and M. Lee Reeves, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Lumber Liquidators Holdings, Inc. to be held on May 22, 2019.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side